                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-29858
                         POST-EFFECTIVE AMENDMENT NO. 61

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-1701
                                AMENDMENT NO. 36

                        DAVIS NEW YORK VENTURE FUND, INC.

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                (1-520-434-3771)

   Agents For Service:      Thomas D. Tays, Esq.
                            Davis Selected Advisers, L.P.
                            2949 East Elvira Road, Suite 101
                            Tucson, AZ 85706
                            (520) 434-3771

                                      -or-

                            Arthur Don, Esq.
                            D'Ancona & Pflaum
                            111 East Wacker Drive
                            Suite 2800
                            Chicago IL 60601-4205
                            (1-312-602-2048)

   It is proposed that this filing will become effective:
            [ ]  Immediately upon filing pursuant to paragraph (b)
            [X]  On December 1, 2000  , pursuant to paragraph (b)
            [ ]  60 days after filing pursuant to paragraph (a)(1)
            [ ]  On ____________, pursuant to paragraph (a) of Rule 485
            [ ]  75 days after filing pursuant to paragraph (a)(2)

            [ ]  On_______________, pursuant to paragraph (a)(2) of Rule 485

   Title of Securities being Registered:  Common Stock of:

                       (1) DAVIS NEW YORK VENTURE FUND
                       (2) DAVIS GROWTH & INCOME FUND

                                    FORM N-1A

                        DAVIS NEW YORK VENTURE FUND, INC.
                       CLASS A, CLASS B AND CLASS C SHARES

                 POST-EFFECTIVE AMENDMENT NO. 61 TO REGISTRATION
             STATEMENT NO. 2-29858 UNDER THE SECURITIES ACT OF 1933
              AND AMENDMENT NO. 36 UNDER THE INVESTMENT COMPANY ACT
                 OF 1940 TO REGISTRATION STATEMENT NO. 811-1701.

                              CROSS REFERENCE SHEET
                              ---------------------

   N-1A
   ITEM NO.       PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS ABC SHARES
   --------       ----------------------------  -------------------------------
                  (Both Davis New York Venture Fund and Davis Growth & Income
                  Fund prospectuses are organized in the same manner.)

       1          Front and Back Cover pages
       2, 4       Risk Spectrum;
                  Overview of the Fund:
                     Investment Objective and Strategy
                     Principal Risks
                     Fund Performance
       3          Overview of the Fund:  Fees and Expenses
       5          2000 Annual Report
       6.         Who is Responsible for Your Davis Account
       7.         Once You Invest in the Fund
                  How to Open an Account
                  How to Buy, Sell and Exchange Shares
       8          How to Choose a Share Class
       9          Overview of the Fund: Financial Highlights

   N-1A
   ITEM NO.       PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS Y SHARES
   --------       ----------------------------  -----------------------------
                  (Both Davis New York Venture Fund and Davis Growth & Income
                  Fund prospectuses are organized in the same manner.)

       1          Front and Back Cover pages
       2, 4       Risk Spectrum;

                  Overview of the Fund:
                     Investment Objective and Strategy
                     Principal Risks
                     Fund Performance

       3          Overview of the Fund:  Fees and Expenses
       5          2000 Annual Report
       6          Who is Responsible for Your Davis Account
       7          Once You Invest in the Fund
                  How to Open an Account
                  How to Buy, Sell and Exchange Shares
       8          Not Applicable
       9          Overview of the Fund: Financial Highlights

   N-1A
   ITEM NO.       PART B CAPTION OR PLACEMENT:
   --------       ----------------------------
                  STATEMENT OF ADDITIONAL INFORMATION
                  -----------------------------------
                  (a single SAI covers both Davis New York Venture Fund and
                  Growth & Income Fund. The single SAI covers Class A,
                  B, C and Y shares)

      10         Cover Page
      11         Organization of the Company
      12         Portfolio Securities
                 Other Investment Practices
                 Investment Restrictions
      13         Directors and Officers
                 Directors Compensation Table
      14         Certain Shareholders of  the Fund
      15         Investment Advisory Services
                 Distribution of Company Shares
                 Other Important Service Providers
      16         Portfolio Transactions
      17         Organization of the Company
      18         Purchase of Shares
                 Telephone Privilege
                 Exchange of Shares
                 Redemption of Shares
      19         Federal Income Taxes
      20         Distribution of Company Shares
      21         Performance Data
      22         Annual Report Incorporated by Reference

DAVIS NEW YORK VENTURE FUND

Prospectus and Application Form

Class A shares
Class B shares
Class C shares

December 1, 2000

The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Over 25 Years Of Reliable Investing(R)

                                TABLE OF CONTENTS

Overview of the Fund
         Investment Objective and Strategy
         Determining If This Fund Is Right for You
         Principal Risks
         Past Performance
         Fees and Expenses of the Fund
         Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in Davis Funds

Privacy Notice

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 25 Years of Reliable Investing(R)

Other Fund Documents

OVERVIEW OF DAVIS NEW YORK VENTURE FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis New York Venture Fund's investment objective is growth of capital.

The Fund invests primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth. We believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are seeking long-term growth of capital.

o    You are more comfortable with established, well-known companies.

o    You are investing for the long term (five years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are interested in earning current income.

o    You are investing for the short term (less than five years).

PRINCIPAL RISKS

If you buy shares of Davis New York Venture Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies we invest in.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's long-term performance.

An investment in Davis New York Venture Fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis New York Venture Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one, five and 10 years compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                           DAVIS NEW YORK VENTURE FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of each year)
                                 CLASS A SHARES

1990     (2.90%)
1991     40.55%
1992     12.18%
1993     16.09%
1994     (1.93%)
1995     40.56%
1996     26.54%
1997     33.68%
1998     14.73%
1999     17.59%


During the period shown above, the highest quarterly return was 21.36% for the fourth quarter of 1998, and the worst quarterly return was (14.43)% for the third quarter of 1998. Year-to-date performance as of 10/31/00 (unannualized) was 9.08%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                           DAVIS NEW YORK VENTURE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 1999)


--------------------------------------------------------------------------------------------
                             PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS      LIFE
                                                                              OF CLASS
--------------------------------------------------------------------------------------------
CLASS A sHARES*                 12.00%          25.01%          18.19%         14.95%
(SINCE 2/17/69)
--------------------------------------------------------------------------------------------
S&P 500 INDEX                   21.04%          28.51%          18.17%         13.01%
--------------------------------------------------------------------------------------------
CLASS B SHARES*                 12.59%          24.83%            NA           25.09%
(SINCE 12/1/94)
--------------------------------------------------------------------------------------------
S&P 500 INDEX                   21.04%          28.51%            NA           28.74%
--------------------------------------------------------------------------------------------
CLASS C SHARES*                 15.64%          25.11%            NA           24.95%
(SINCE 12/20/94)
--------------------------------------------------------------------------------------------
S&P 500 INDEX                   21.04%          28.51%            NA           28.61%
--------------------------------------------------------------------------------------------

* Figures reflect sales charges.

FEES AND EXPENSES OF THE FUND

          FEES YOU MAY PAY AS A DAVIS NEW YORK VENTURE FUND SHAREHOLDER
                      (Paid Directly from Your Investment)


------------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a         4.75%            None              None
percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions    0.75%            4.00%             1.00%
(as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends    None             None              None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                   None             None              None
------------------------------------------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR ENDED JULY 31, 2000
                        (Deducted from the Fund's Assets)


--------------------------------------------------------------------------------------------
                                     CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------
Management Fees                          0.52%            0.52%             0.52%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                0.23%            1.00%             1.00%
--------------------------------------------------------------------------------------------
Other Expenses                           0.13%            0.19%             0.17%
--------------------------------------------------------------------------------------------
Total Annual Operating Expenses          0.88%            1.71%             1.69%
--------------------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


-------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...       1 YEAR         3 YEARS       5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------
CLASS A SHARES                       $561            $742         $939        $1,508
-------------------------------------------------------------------------------------------
CLASS B SHARES                       $574            $839        $1,128       $1,696*
-------------------------------------------------------------------------------------------
CLASS C SHARES                       $272            $533         $918        $1,998
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR              1 YEAR         3 YEARS       5 YEARS     10 YEARS
SHARES AFTER...
-------------------------------------------------------------------------------------------
CLASS A SHARES                       $561            $742         $939        $1,508
-------------------------------------------------------------------------------------------
CLASS B SHARES                       $174            $539         $928        $1,696*
-------------------------------------------------------------------------------------------
CLASS C SHARES                       $172            $533         $918        $1,998
-------------------------------------------------------------------------------------------


* Class B shares expenses for the 10-year period include two years of Class A shares expenses, since Class B shares automatically convert to Class A shares after eight years.

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis New York Venture Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 1998, 1999 and 2000. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS A

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                     YEAR ENDED JULY 31,
                                                    ----------------------------------------------------
                                                     2000        1999        1998       1997      1996
                                                     ----        ----        ----       ----      ----
Net Asset Value, Beginning of Period............    $ 27.73    $ 24.31      $ 22.91    $ 15.24   $ 14.56
                                                    -------    -------      -------    -------   -------

Income From Investment Operations
---------------------------------
     Net Investment Income......................       0.08       0.14         0.20       0.18      0.20
     Net Realized and Unrealized Gains..........       3.45       3.87         2.26       8.37      1.64
                                                    -------    -------      -------    -------   -------
       Total From Investment Operations.........       3.53       4.01         2.46       8.55      1.84

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income.......          -(4)   (0.11)       (0.23)     (0.18)    (0.15)
     Distributions from Realized Gains..........      (0.62)     (0.48)       (0.83)     (0.70)    (1.01)
                                                    -------    -------      -------    -------   -------
       Total Dividends and Distributions........      (0.62)     (0.59)       (1.06)     (0.88)    (1.16)
                                                    -------    -------      -------    -------   -------

Net Asset Value, End of Period..................    $ 30.64    $ 27.73      $ 24.31    $ 22.91   $ 15.24
                                                    =======    =======      =======    =======   =======

Total Return(1).................................      12.99%     16.85%       11.16%     57.83%    13.04%
---------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000 omitted)     $9,539     $7,443       $6,458     $4,055    $2,151
     Ratio of Expenses to Average Net Assets....       0.88%      0.90%        0.91%      0.89%     0.87%(2)
     Ratio of Net Investment Income to Average
       Net Assets...............................       0.31%      0.56%        0.80%      0.98%     1.30%
     Portfolio Turnover Rate(3).................         29%        25%          11%        24%       19%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) In 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED JULY 31,
                                                      -----------------------------------------------------
                                                        2000       1999        1998        1997       1996
                                                        ----       ----        ----        ----       ----
Net Asset Value, Beginning of Period...............   $ 27.25    $ 24.00     $ 22.64     $ 15.08    $ 14.43
                                                      -------    -------     -------     -------    -------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)..................     (0.23)     (0.14)       0.01        0.01       0.04
     Net Realized and Unrealized Gains.............      3.45       3.87        2.23        8.29       1.62
                                                      -------    -------     -------     -------    -------
       Total From Investment Operations............      3.22       3.73        2.24        8.30       1.66


Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..........         -          -       (0.05)      (0.04)         -
     Distributions from Realized Gains.............     (0.62)     (0.48)      (0.83)      (0.70)     (1.01)
                                                      -------    -------     -------     -------    -------
       Total  Dividends and Distributions..........     (0.62)     (0.48)      (0.88)      (0.74)     (1.01)
                                                      -------    -------     -------     -------    -------

Net Asset Value, End  of Period....................   $ 29.85    $ 27.25     $ 24.00     $ 22.64    $ 15.08
                                                      =======    =======     =======     =======    =======

Total Return(1)....................................     12.06%     15.84%      10.22%      56.47%     11.81%
---------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000 omitted)...    $5,724     $4,405      $3,123      $1,196       $289
     Ratio of Expenses to  Average Net Assets......      1.71%      1.74%       1.79%       1.79%(2)   1.73%
     Ratio of Net Investment Income (Loss) to
         Average Net Assets........................     (0.52)     (0.28)%     (0.08)%      0.07%      0.44%
     Portfolio Turnover Rate(3)....................        29%        25%         11%          4%        19%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78% for the year ended July 31, 1997. In 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                       YEAR ENDED JULY 31,
                                                     -----------------------------------------------------
                                                       2000        1999       1998        1997       1996
                                                       ----        ----       ----        ----       ----
Net Asset Value, Beginning of Period...............  $ 27.38     $ 24.09    $ 22.72     $ 15.12    $ 14.47
                                                     -------     -------    -------     -------    -------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)..................    (0.21)      (0.10)      0.02        0.02       0.04
     Net Realized and Unrealized Gains.............     3.45        3.87       2.24        8.32       1.62
                                                     -------     -------    -------     -------    -------
       Total From Investment Operations............     3.24        3.77       2.26        8.34       1.66


Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..........        -           -      (0.06)      (0.04)         -
     Distributions from Realized Gains.............    (0.62)      (0.48)     (0.83)      (0.70)     (1.01)
                                                     -------     -------    -------     -------    -------
       Total Dividends and Distributions...........    (0.62)      (0.48)     (0.89)      (0.74)     (1.01)
                                                     -------     -------    -------     -------    -------

Net Asset Value, End  of Period....................  $ 30.00     $ 27.38    $ 24.09     $ 22.72    $ 15.12
                                                     =======     =======    =======     =======    =======

Total Return(1)....................................    12.07%      15.95%     10.27%      56.59%     11.78%
---------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000 omitted)...   $3,021      $1,934     $1,391        $573       $117
     Ratio of Expenses to  Average Net Assets......     1.69%       1.72%      1.71%       1.73%      1.73%(2)
     Ratio of Net Investment Income (Loss) to
          Average Net Assets.......................    (0.50)%     (0.26)%     0.00%       0.13%      0.44%
     Portfolio Turnover Rate(3)....................       29%         25%        11%         24%        19%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) In 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis New York Venture Fund. This section describes how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.

Referred to throughout this prospectus as "Davis Selected Advisers" 2949 East Elvira Road
Suite 101
Tucson, AZ  85706

o    Provides investment advice for Davis New York Venture Fund's portfolio.

o    Manages the Fund's business affairs.

o    Provides day-to-day administrative services.

o Serves as investment adviser for all of the Davis Funds, other mutual funds and other institutional clients.

o Annual Adviser Fee for fiscal year July 31, 2000 (based on average net assets): 0.52%.

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY  10017

o Performs investment management and research services for Davis New York Venture Fund and other institutional clients.

o    Wholly owned subsidiary of Davis Selected Advisers.

o    Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY

Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA  02266-8406

o    Prices Davis New York Venture Fund daily.

o    Holds share certificates and other assets of the Fund.

o    Maintains records of shareholders.

o    Issues and cancels share certificates.

o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for Davis Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors Davis Funds' business and investment activities, and determines whether to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC

Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road
Suite 101
Tucson, AZ  85706

o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.

o    Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:

o    Senior Research Adviser of Davis Selected Advisers.

o    Founder of Davis Selected Advisers.

Other Experience:

o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.

o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGERS

CHRISTOPHER C. DAVIS
Responsibilities:
o President and a Portfolio Manager of Davis New York Venture Fund since October 1995.
o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:
o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:

o    A Portfolio Manager of Davis New York Venture Fund since May 1998.

o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:
o    Research analyst at Davis Selected Advisers since December 1994.

OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.

HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis New York Venture Fund's investment objective is growth of capital. In keeping with the Davis investment philosophy, our portfolio managers select common stocks that offer the potential for capital growth over the long term. The Fund invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion, but we may also invest in foreign companies and U.S. companies with smaller capitalizations.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

COMMON STOCK

WHAT THEY ARE. Common stock represents ownership of a company.

HOW WE PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

The Fund may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign securities can also offer the Fund the potential for geographic diversification.

                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

WHY WE BUY THEM. Davis New York Venture Fund buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

RISKS. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the companies we are investing in. Investments in foreign securities involve additional risk. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less publicly available information about--and less government regulation of--securities, securities markets and issuers.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Investing in small capitalization companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Fund may invest, and other investment strategies that the Fund may employ, but they are not principal investment strategies. The Statement of Additional Information discusses these securities and investment strategies.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances and the short-term investments will not contribute to the Fund's investment objective.

RISK SPECTRUM

Davis Selected Advisers manages nine mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.

--------------------------------------------------------------------------------
DAVIS FUNDS                                             LOW      MED      HIGH
--------------------------------------------------------------------------------
   DAVIS GROWTH OPPORTUNITY FUND                                         o
--------------------------------------------------------------------------------
   DAVIS INTERNATIONAL TOTAL RETURN FUND                                 o
--------------------------------------------------------------------------------
   DAVIS FINANCIAL FUND                                         o
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   DAVIS REAL ESTATE FUND                                       o
--------------------------------------------------------------------------------
   DAVIS NEW YORK VENTURE FUND                                  o
--------------------------------------------------------------------------------
   DAVIS GROWTH & INCOME FUND                                   o
--------------------------------------------------------------------------------
   DAVIS CONVERTIBLE SECURITIES FUND                            o
--------------------------------------------------------------------------------
   DAVIS GOVERNMENT BOND FUND                         o
--------------------------------------------------------------------------------
   DAVIS GOVERNMENT MONEY MARKET FUND                 o
--------------------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in Davis New York Venture Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our Website (WWW.DAVISFUNDS.COM).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis New York Venture Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of one year or less are usually valued at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis New York Venture Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by the Fund from the sale of securities held for the long term, which are then distributed to shareholders.

Davis New York Venture Fund usually pays dividends once a year. Dividends are declared in November or December and capital gains, if any, are usually distributed in November or December. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis New York Venture Fund is required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis New York Venture Fund pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If Davis New York Venture Fund pays net capital gains, the net capital gains generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains that may be received from Davis New York Venture Fund.

PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions, for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Funds offer four classes of shares: A, B, C and Y. Class Y shares, which are offered through a separate prospectus, are available only to qualified institutional investors. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more of any Davis Fund may be eligible to buy Class Y shares, offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.

DISTRIBUTION FEES. The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders. Class A shares pay up to 0.25% of average annual net assets while Class B and C shares pay up to 1% of average annual net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart below). The term "offering price" includes the front-end sales charge.

o    There is no limit on how much you can invest in this share class.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee--up to 0.25% of the average daily net asset value--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.

                          CLASS A SHARES SALES CHARGES
         (For All Davis Funds Except Davis Government Money Market Fund)


---------------------------------------------------------------------------------------------------------------
         AMOUNT OF PURCHASE                SALES CHARGE             SALES CHARGE       AMOUNT OF SALES CHARGE
                                          (PERCENTAGE OF         (PERCENTAGE OF NET          RETAINED BY
                                          OFFERING PRICE)         AMOUNT INVESTED)           THE DEALER
                                                                                           (PERCENTAGE OF
                                                                                           OFFERING PRICE)
---------------------------------------------------------------------------------------------------------------
Under $100,000                                 4.75%                    5.0%                    4.0%
---------------------------------------------------------------------------------------------------------------
$100,000 - $250,000                            3.5%                     3.6%                    3.0%
---------------------------------------------------------------------------------------------------------------
$250,000 - $500,000                            2.5%                     2.6%                    2.0%
---------------------------------------------------------------------------------------------------------------
$500,000 - $750,000                            2.0%                     2.0%                    1.75%
---------------------------------------------------------------------------------------------------------------
$750,000 - $1 million                          1.0%                     1.0%                    0.75%
---------------------------------------------------------------------------------------------------------------
$1 million or more*                            None                     None                    None
---------------------------------------------------------------------------------------------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:


--------------------------------------------------------------------
            PURCHASE AMOUNT                       COMMISSION
--------------------------------------------------------------------
           First $3 million                         0.75%
--------------------------------------------------------------------
            Next $2 million                         0.50%
--------------------------------------------------------------------
         More than $5 million                       0.25%
--------------------------------------------------------------------

If a commission is paid for purchases of $1 million or more, the dealer will be paid with distribution fees received from the Fund. If distribution fee limits have already been reached for the year, Davis Distributors itself will pay the commissions.

As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge.

YOU CAN COMBINE PURCHASES OF CLASS A SHARES:

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.

CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

We do not impose a sales charge on purchases of Class A shares for:

o    Investments in Davis Government Money Market Fund.

o Shareholders making purchases with dividends or capital gains that are automatically reinvested.

o Purchases by directors, officers and employees of any Davis Fund, the investment adviser of any Davis Fund or its affiliates, and their immediate families.

o Purchases by employees and people affiliated with broker-dealer firms offering shares in any Davis Fund.

o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

o Employee benefit plans making purchases through a single account covering at least 250 participants.

o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

o    State and local governments.

o Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based upon assets in the account.

Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.

CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You can invest up to $250,000 in Class B shares.

o If you sell Class B shares in any of the Davis Funds except Davis Government Money Market Fund within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart below).

o After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Class A shares pay a lower distribution fee.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class B shares of Davis Government Money Market Fund will not pay deferred sales charges.

                      CLASS B SHARES DEFERRED SALES CHARGES
         (FOR ALL DAVIS FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND)

-------------------------------------------------------------------------------
    SALES MADE AFTER PURCHASE           AMOUNT OF DEFERRED SALES CHARGE
-------------------------------------------------------------------------------
              Year 1                                   4%
-------------------------------------------------------------------------------
            Years 2-3                                  3%
-------------------------------------------------------------------------------
            Years 4-5                                  2%
-------------------------------------------------------------------------------
              Year 6                                   1%
-------------------------------------------------------------------------------
            Years 7-8                                 None
-------------------------------------------------------------------------------


CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares pay in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You cannot invest more than $1 million in Class C shares.

o If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of 1%.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class C shares of Davis Government Money Market Fund will not pay deferred sales charges.

DEFERRED SALES CHARGE

As an investor in any Davis Fund (other than Davis Money Market Fund), you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Davis Funds investors pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

o    As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gain distributions.

To determine whether the deferred sales charge applies to a redemption, the Funds redeem shares in the following order:

o Shares acquired by reinvestment of dividends and capital gain distributions.

o    Shares that are no longer subject to the deferred sales charge.

o    Shares that have increased in value beyond their original cost.

o    Shares held the longest, but still subject to the deferred sales charge.

DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares of any Davis Fund if:

o You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).

o You (or a registered joint owner) die or have been determined to be totally disabled after the purchase of shares.

o You sell shares under the Automatic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed 12% of the account's value.*

o You sell shares under a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid a penalty.

o Your Fund sells the remaining shares in your account under an Involuntary Redemption.

o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

o You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

* An Automatic Withdrawal Plan may be established as either a percentage or a fixed dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279 during business hours, 7 a.m. to 4 p.m. Mountain Standard Time. If you still are not sure about which class is best for you, contact your financial adviser.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

o    $1,000 for a non-retirement plan account.
o    $250 for a retirement plan account.

THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust, at the address stated below. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA  02210
     Attn: Mutual Fund Services
     DAVIS NEW YORK VENTURE FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

Generally, the Fund does not issue share certificates for purchases. You can receive certificates for any Fund other than Davis Government Money Market Fund if you are a Class A shareholder who is not participating in the Automatic Withdrawal Plan. If you are eligible and wish to receive certificates, please submit a letter of instruction with your Application Form. Once your account has been established, the shareholder(s) may request that certificates be sent to the address of record by calling our customer service department.

RETIREMENT PLAN ACCOUNTS

You can invest in Davis Funds using any of these types of retirement plan accounts:

o    Deductible IRAs
o    Non-deductible IRAs
o    Roth IRAs
o    Educational IRAs
o    Simple IRAs
o    Simplified Employee Pension (SEP) IRAs
o    403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $10 maintenance fee each year regardless of the number of plans established per Social Security number. These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.

THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard
Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA  02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA  02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction along with any other transactions you made during the current year.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Standard Time.
o    Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

You can buy more shares at any time by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the fifth and 28th if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You can also use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN DAVIS FUNDS.

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account--and is regulated by the Federal Reserve.

SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

o Davis Funds may make sales payments in securities if the Board of Directors decides that making cash payments would harm a Fund.

SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase,
o    You sell Class B shares within six years of purchase,
o    You sell Class C shares within one year of purchase.

IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in this Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. Shares will be purchased at the current price, into the same Davis Fund, and into the same account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.

IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 as a result of a redemption or exchange, we may sell your remaining shares in this Fund at net asset value. We will first notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled.

MAKING AUTOMATIC WITHDRAWALS

If your account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter. Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. Gains may be subject to tax. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

o You may also choose to receive funds by Automated Clearing House (ACH), to the banking institution of your choice. You may elect an ACH draft date between the fifth and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawal Plan by ACH.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. Once your account has been opened and you have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by all registered owners at the time of the wire sale. If you are currently an investor with a non-retirement account and have already established this privilege, you may call our customer service department to execute a wire sale by telephone.

EXCHANGING SHARES

You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received in good order by 4 p.m. Eastern Standard Time.

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. Once your account has been established, you may contact our customer service department to establish this program.

TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).
o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000.
o    The check can only be issued to the registered account owner.
o    The check must be sent to the address on file with Davis Distributors.
o    Your current address must be on file for 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Website--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You may also request confirmation statements and tax summary information be mailed to the address on file. Please review our Website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund in which you are invested, an account number and your social security number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN).

This PIN is required each time you access your Davis account online.

When you transact over the Internet, you agree that Davis Funds are not liable for processing instructions believed to be genuine.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES.

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

o    REQUEST LITERATURE ABOUT ANY DAVIS FUND.

DAVIS FUNDS:

OVER 25 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested more than $1 billion of our own money side by side with our shareholders.

Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Website.

                          ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:           OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279                  State Street Bank and Trust Company
                                c/o Davis Funds
                                P.O. Box 8406
                                Boston, MA  02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road
Suite 101
Tucson, Arizona  85706

OUR INTERNET ADDRESS:           OUR SERVICE PROVIDER'S OVERNIGHT MAILING
http://www.davisfunds.com       ADDRESS:
                                State Street Bank and Trust Company
                                c/o Davis Funds
                                66 Brooks Drive
                                Braintree, MA  02184

OTHER FUND DOCUMENTS

For more information about Davis New York Venture Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis New York Venture Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Website (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, D.C. For more information call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

o    BY MAIL. Specify the document you are requesting when writing to us.


DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ  85706
1-800-279-0279



Investment Company Act File No. 811-1701

DAVIS NEW YORK VENTURE FUND

Prospectus

Class Y shares

December 1, 2000

The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Over 25 Years Of Reliable Investing(R)

                                TABLE OF CONTENTS

Overview of the Fund
         Investment Objective and Strategy
         Determining If This Fund Is Right for You
         Principal Risks
         Past Performance
         Fees and Expenses of the Fund
         Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in Davis Funds

Privacy Notice

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 25 Years of Reliable Investing(R)

Other Fund Documents

OVERVIEW OF DAVIS NEW YORK VENTURE FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis New York Venture Fund's investment objective is growth of capital.

The Fund invests primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth. We believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are seeking long-term growth of capital.
o    You are more comfortable with established, well-known companies.
o    You are investing for the long term (five years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:

o You are worried about the possibility of sharp price swings and dramatic market declines.
o    You are interested in earning current income.
o    You are investing for the short term (less than five years).

PRINCIPAL RISKS

If you buy shares of Davis New York Venture Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies we invest in.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's long-term performance.

An investment in Davis New York Venture Fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis New York Venture Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           DAVIS NEW YORK VENTURE FUND
                  TOTAL RETURN OVER THE LAST THREE-YEAR PERIOD
                       (As of December 31st of each year)
                                 CLASS Y SHARES

1997     34.04%
1998     15.12%
1999     17.90%

During the period shown above, the highest quarterly return was 21.43% for the fourth quarter of 1998, and the worst quarterly return was (14.33)% for the third quarter of 1998. Year-to-date performance as of 10/31/00 (unannualized) was 9.34%.

            DAVIS NEW YORK VENTURE FUND AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 1999)

--------------------------------------------------------------------------------
                                      1 YEAR                 LIFE OF CLASS
                                                            (SINCE 10/2/96)
--------------------------------------------------------------------------------
      Class Y shares                  17.90%                    23.94%
--------------------------------------------------------------------------------
       S&P 500 Index                  21.04%                    27.89%
--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

          FEES YOU MAY PAY AS A DAVIS NEW YORK VENTURE FUND SHAREHOLDER
                      (Paid Directly from Your Investment)

--------------------------------------------------------------------------------
                                                                    CLASS Y
                                                                     SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                   None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

       ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR ENDED JULY 31, 2000
                        (Deducted from the Fund's Assets)

--------------------------------------------------------------------------------
                                                                    CLASS Y
                                                                     SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.52%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       None
--------------------------------------------------------------------------------
Other Expenses                                                  0.08%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                 0.60%
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

--------------------------------------------------------------------------------
IF YOU SELL YOUR         1 YEAR   3 YEARS    5 YEARS     10 YEARS
SHARES IN...
--------------------------------------------------------------------------------
    CLASS Y SHARES        $61      $192       $335         $750
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis New York Venture Fund for the fiscal years 1998, 1999 and 2000, and the period from October 2, 1996 (when the Fund began selling Class Y shares to the public) through July 31, 1997, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years ended 1998, 1999 and 2000. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal year.

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                            OCTOBER 2, 1996
                                                              YEAR ENDED JULY 31          (INCEPTION OF CLASS)
                                                        --------------------------------       THROUGH
                                                         2000           1999      1998       JULY 31, 1997
                                                        -------       -------    -------        -------
Net Asset Value, Beginning of Period...............     $ 28.00       $ 24.55    $ 23.12        $ 16.66
                                                        -------       -------    -------        -------

Income From Investment Operations
---------------------------------
     Net Investment Income.........................        0.20          0.25       0.24           0.15
     Net Realized and Unrealized Gains.............        3.45          3.87       2.31           7.07
                                                        -------       -------    -------        -------
       Total From Investment Operations............        3.65          4.12       2.55           7.22

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..........       (0.07)        (0.19)     (0.29)         (0.06)
     Distributions from Realized Gains.............       (0.62)        (0.48)     (0.83)         (0.70)
                                                        -------       -------    -------        -------
       Total Dividends and Distributions...........       (0.69)        (0.67)     (1.12)         (0.76)
                                                        -------       -------    -------        -------

Net Asset Value, End of Period.....................     $ 30.96       $ 28.00    $ 24.55        $ 23.12
                                                        =======       =======    =======        =======

Total Return(1)....................................       13.33%        17.19%     11.48%         44.71%
---------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000 omitted)...      $1,005          $734       $735           $534
     Ratio of Expenses to Average Net Assets.......        0.60%         0.62%      0.59%          0.62%*
     Ratio of Net Investment Income to Average
       Net Assets..................................        0.59%         0.84%      1.12%          1.19%*
     Portfolio Turnover Rate(2)....................          29%           25%        11%            24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*  Annualized.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis New York Venture Fund. This section describes how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers" 2949 East Elvira Road
Suite 101
Tucson, AZ  85706

o    Provides investment advice for Davis New York Venture Fund's portfolio.
o    Manages the Fund's business affairs.
o    Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds and other institutional clients.
o Annual Adviser Fee for fiscal year July 31, 2000 (based on average net assets): 0.52%.

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY  10017
o Performs investment management and research services for Davis New York Venture Fund and other institutional clients.
o    Wholly owned subsidiary of Davis Selected Advisers.
o    Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA  02266-8406
o    Prices Davis New York Venture Fund daily.
o    Holds share certificates and other assets of the Fund.
o    Maintains records of shareholders.
o    Issues and cancels share certificates.
o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for Davis Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors Davis Funds' business and investment activities, and determines whether to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road
Suite 101
Tucson, AZ  85706
o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.

o    Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:
o    Senior Research Adviser of Davis Selected Advisers.
o    Founder of Davis Selected Advisers.

Other Experience:
o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.
o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGERS

CHRISTOPHER C. DAVIS
Responsibilities:
o President and a Portfolio Manager of Davis New York Venture Fund since October 1995.
o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:
o    A Portfolio Manager of Davis New York Venture Fund since May 1998.
o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o    Research analyst at Davis Selected Advisers since December 1994.

OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.

HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis New York Venture Fund's investment objective is growth of capital. In keeping with the Davis investment philosophy, our portfolio managers select common stocks that offer the potential for capital growth over the long term. The Fund invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion, but we may also invest in foreign companies and U.S. companies with smaller capitalizations.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

COMMON STOCK

WHAT THEY ARE. Common stock represents ownership of a company.

HOW WE PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

The Fund may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign securities can also offer the Fund the potential for geographic diversification.

                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

WHY WE BUY THEM. Davis New York Venture Fund buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

RISKS. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the companies we are investing in. Investments in foreign securities involve additional risk. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less publicly available information about--and less government regulation of--securities, securities markets and issuers.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Investing in small capitalization companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Fund may invest, and other investment strategies that the Fund may employ, but they are not principal investment strategies. The Statement of Additional Information discusses these securities and investment strategies.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances and the short-term investments will not contribute to the Fund's investment objective.

RISK SPECTRUM

Davis Selected Advisers manages nine mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.

--------------------------------------------------------------------------------
DAVIS FUNDS                                         LOW      MED      HIGH
--------------------------------------------------------------------------------
   DAVIS GROWTH OPPORTUNITY FUND                                     o
--------------------------------------------------------------------------------
   DAVIS INTERNATIONAL TOTAL RETURN FUND                             o
--------------------------------------------------------------------------------
   DAVIS FINANCIAL FUND                                     o
--------------------------------------------------------------------------------
   DAVIS REAL ESTATE FUND                                   o
--------------------------------------------------------------------------------
   DAVIS NEW YORK VENTURE FUND                              o
--------------------------------------------------------------------------------
   DAVIS GROWTH & INCOME FUND                               o
--------------------------------------------------------------------------------
   DAVIS CONVERTIBLE SECURITIES FUND                        o
--------------------------------------------------------------------------------
   DAVIS GOVERNMENT BOND FUND                     o
--------------------------------------------------------------------------------
   DAVIS GOVERNMENT MONEY MARKET FUND             o
--------------------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in Davis New York Venture Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our Website (WWW.DAVISFUNDS.COM).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis New York Venture Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of one year or less are usually valued at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis New York Venture Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by the Fund from the sale of securities held for the long term, which are then distributed to shareholders.

Davis New York Venture Fund usually pays dividends once a year. Dividends are declared in November or December and capital gains, if any, are usually distributed in November or December. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification

Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis New York Venture Fund is required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and the same class of shares. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis New York Venture Fund pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If Davis New York Venture Fund pays net capital gains, the net capital gains generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains that may be received from Davis New York Venture Fund.

PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions, for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest:

o At least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

o At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

o With an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.

THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust, at the address stated below. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA  02210
     Attn: Mutual Fund Services
     DAVIS NEW YORK VENTURE FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.

THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA  02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA  02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Standard Time.

o    Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, your account number and that the investment should be made in Class Y shares.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) at any time, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o    A sale may produce a gain or loss. Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

o Davis Funds may make sales payments in securities if the Board of Directors decides that making cash payments would harm a Fund.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. Once your account has been opened and you have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by all registered owners at the time of the wire sale. If you are currently an investor with a non-retirement account and have already established this privilege, you may call our customer service department to execute a wire sale by telephone.

EXCHANGING SHARES

You can sell Class Y shares of any Davis Fund to buy Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares may also exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received in good order by 4 p.m. Eastern Standard Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares are also being sold for cash, which is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).

o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Website--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You may also request confirmation statements and tax summary information be mailed to the address on file. Please review our Website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund in which you are invested, an account number and your social security number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN).

This PIN is required each time you access your Davis account online.

When you transact over the Internet, you agree that Davis Funds are not liable for processing instructions believed to be genuine.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES.

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

o    REQUEST LITERATURE ABOUT ANY DAVIS FUND.

DAVIS FUNDS:

OVER 25 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested more than $1 billion of our own money side by side with our shareholders.

Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Website.

                           ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:                     OUR INTERNET ADDRESS:
1-800-279-0279                            http://www.davisfunds.com

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

OUR SERVICE PROVIDER'S REGULAR            OUR SERVICE PROVIDER'S OVERNIGHT
MAILING ADDRESS:                          MAILING ADDRESS:
State Street Bank and Trust Company       State Street Bank and Trust Company
c/o Davis Funds                           c/o Davis Funds
P.O. Box 8406                             66 Brooks Drive
Boston, MA  02266-8406                    Braintree, MA  02184

OTHER FUND DOCUMENTS

For more information about Davis New York Venture Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis New York Venture Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Website (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington DC. For more information call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009.

o    BY MAIL. Specify the document you are requesting when writing to us.


DAVIS FUNDS
2949 EAST ELVIRA ROAD, SUITE 101
TUCSON, AZ  85706
1-800-279-0279

Investment Company Act File No. 811-1701

DAVIS GROWTH & INCOME FUND

Prospectus and Application Form
Class A shares
Class B shares
Class C shares

December 1, 2000

The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Over 25 Years Of Reliable Investing(R)

                                TABLE OF CONTENTS

Overview of the Fund
         Investment Objectives and Strategy
         Determining If This Fund Is Right for You
         Principal Risks
         Past Performance
         Fees and Expenses of the Fund
         Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in Davis Funds

Privacy Notice

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 25 Years of Reliable Investing(R)

Other Fund Documents

OVERVIEW OF DAVIS GROWTH & INCOME FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Growth & Income Fund's investment objectives are capital growth and income. We strive to meet these objectives by using a conservative investment strategy. Ordinarily, most of the Fund's assets are invested in the common stock of growing companies. However, since the stock market can decline and the value of individual stocks can suffer in response to uncontrollable and unpredictable events, we balance Davis Growth & Income Fund's portfolio by buying real estate securities, convertible securities and bonds. These investments may not respond to changes in market and general economic conditions in the same ways that common stocks respond. As a result, they may retain their value better than common stock, particularly during a general decline in the stock market. In addition, real estate securities, convertible securities and bonds may earn more income than common stock. In the current market environment, we expect that distributions from current income will be low.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

Davis Growth & Income Fund's portfolio managers constantly evaluate market conditions and the Fund's mix of assets to ensure that the Fund owns an appropriate blend of growth-oriented and income-oriented investments.

You can find more detailed information about the types of securities that Davis Growth & Income Fund buys in the section called HOW WE MANAGE THE FUND.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are risk-sensitive, but would like to invest in growing companies.
o You are primarily interested in growth-oriented investments, but want current income.
o    You are looking for a diversified fund to weather varied market cycles.
o    You are investing for the long term (five years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o    You are investing for the short term (less than five years).
o    You are primarily interested in current income with minimal risk.

PRINCIPAL RISKS

If you buy shares of Davis Growth & Income Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock, real estate securities, convertible securities and bonds can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies we invest in.

o COMPANY RISK. The market values of individual securities vary with the success or failure of the company issuing the securities. As a result, the success of the companies in which the Fund invests largely determines the Fund's long term-performance.

o REAL ESTATE RISK. The value of real estate securities, which the Fund may purchase, is subject to risks associated with the ownership of real estate. These risks are described in the section called HOW WE MANAGE THE FUND.

o INTEREST RATE RISK. The value of fixed-income securities, which the Fund purchases, usually declines when current interest rates increase.

o CREDIT RISK. The value of fixed-income securities that the Fund purchases may decline if the issuer of the security experiences difficulty in making timely interest and principal payments. The Fund may purchase high-yield, high-risk debt securities.

An investment in Davis Growth & Income Fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments, as well as the role of credit rating agencies, in the section called HOW WE MANAGE THE FUND.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis Growth & Income Fund by showing how the Fund's average annual returns for one year and since May 1, 1998 (commencement of operations) compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                     DAVIS GROWTH & INCOME FUND TOTAL RETURN
                              (As of December 31st)
                                 CLASS A SHARES

1999     6.33%

During the period shown above, the highest quarterly return was 11.11% for the second quarter of 1999, and the worst quarterly return was (10.31)% for the third quarter of 1999. Year-to-date performance as of 10/31/00 (unannualized) was 0.83%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart depending on the expenses of that class.

                           DAVIS GROWTH & INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 1999)


------------------------------------------------------------------------
                                       PAST 1 YEAR             LIFE
                                                             OF CLASS
------------------------------------------------------------------------
CLASS A sHARES*                           1.30%               2.90%
(since 5/1/98)
------------------------------------------------------------------------
S&P 500(R)INDEX                          21.04%              19.25%
------------------------------------------------------------------------
CLASS B SHARES*                           1.25%               3.17%
(since 5/4/98)
------------------------------------------------------------------------
S&P 500(R)INDEX                          21.04%              19.31%
------------------------------------------------------------------------
CLASS C SHARES*                           4.23%               4.92%
(since 5/4/98)
------------------------------------------------------------------------
S&P 500(R)INDEX                          21.04%              19.31%
------------------------------------------------------------------------

* Figures reflect sales charges.

FEES AND EXPENSES OF THE FUND

          FEES YOU MAY PAY AS A DAVIS GROWTH & INCOME FUND SHAREHOLDER
                      (Paid Directly from Your Investment)


--------------------------------------------------------------------------------------------------------------------
                                                                CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a              4.75%             None             None
percentage of offering price)
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions         0.75%             4.00%            1.00%
(as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None              None             None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None              None             None
--------------------------------------------------------------------------------------------------------------------

       ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR ENDED JULY 31, 2000
                        (Deducted from the Fund's Assets)


--------------------------------------------------------------------------------------------------------------------
                       TYPE OF EXPENSE                           CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                      0.75%             0.75%            0.75%
--------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                            0.10%             1.00%            1.00%
--------------------------------------------------------------------------------------------------------------------
Other Expenses                                                       0.31%             0.41%            0.41%
--------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.16%             2.16%            2.16%
--------------------------------------------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


---------------------------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...        1 YEAR              3 YEARS              5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                        $588                 $826                $1,083             $1,817
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                        $619                 $976                $1,359              $2,119*
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                        $319                 $676                $1,159             $2,493
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES        1 YEAR              3 YEARS              5 YEARS            10 YEARS
AFTER...
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                        $588                 $826                $1,083             $1,817
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                        $219                 $676                $1,159              $2,119*
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                        $219                 $676                $1,159             $2,493
---------------------------------------------------------------------------------------------------------------

* Class B shares expenses for the 10-year period include two years of Class A shares expenses, since Class B shares automatically convert to Class A shares after eight years.

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Growth & Income Fund for fiscal years 1999 and 2000 and the period from May 1, 1998 (when the Fund began selling shares to the public), through July 31, 1998, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

This information has been derived from the financial statements audited by KPMG LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders, which is available upon request.

DAVIS GROWTH & INCOME FUND
Financial highlights
Class A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                             MAY 1, 1998
                                                                                           (COMMENCEMENT
                                                         YEAR ENDED JULY 31,               OF OPERATIONS)
                                                    -----------------------------              THROUGH
                                                     2000                   1999             JULY 31, 1998
                                                    -------               -------             -------
Net Asset Value, Beginning of Period...........     $ 10.85               $  9.81             $ 10.00
                                                    -------               -------             -------

Income(Loss) From Investment Operations
---------------------------------------
     Net Investment Income.....................        0.07                  0.16                0.03
     Net Realized and Unrealized Gains (Losses)        0.25                  1.05               (0.22)
                                                    -------               -------             -------
       Total From Investment Operations........        0.32                  1.21               (0.19)

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income......       (0.08)                (0.17)                  -
     Dividends from Realized Gains ............       (0.01)                    -                   -
                                                    -------               -------             -------
       Total Dividends and Distributions.......       (0.09)                (0.17)                  -

Net Asset Value, End of Period.................     $ 11.08               $ 10.85             $  9.81
                                                    =======               =======             =======

Total Return(1)................................        2.94%                12.48%              (1.90)%
---------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000 omitted)...     $49,508               $57,824             $49,715

     Ratio of Expenses to Average Net Assets...        1.16%                 1.16%               1.44%*
     Ratio of Net Investment Income to Average
       Net Assets..............................        0.69%                 1.39%               1.87%*
     Portfolio Turnover Rate(2)................          54%                   18%                  0%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS GROWTH & INCOME FUND
Financial highlights
Class B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                         MAY 4, 1998
                                                                                         (INCEPTION
                                                     YEAR ENDED JULY 31,                  OF CLASS)
                                                 --------------------------                THROUGH
                                                 2000                  1999             JULY 31, 1998
                                                 ----                  ----             -------------
Net Asset Value, Beginning of Period.......     $ 10.82              $  9.79              $ 10.00
                                                -------              -------              -------

Income(Loss) From Investment Operations
---------------------------------------
     Net Investment Income.................       (0.05)                0.05                 0.01
     Net Realized and Unrealized Gains
      (Losses).............................        0.25                 1.05                (0.22)
                                                -------              -------              -------
       Total From Investment Operations....        0.20                 1.10                (0.21)

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..           -(3)             (0.07)                   -
     Dividends from Realized Gains.........       (0.01)                   -                    -
                                                -------              -------              -------
       Total Dividends and Distributions...       (0.01)               (0.07)                   -

Net Asset Value, End of Period.............     $ 11.01              $ 10.82              $  9.79
                                                =======              =======              =======

Total Return(1)............................
-------------
                                                   1.88%               11.34%               (2.10)%

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000 omitted)    $24,795              $33,643              $19,571

     Ratio of Expenses to Average Net Assets       2.16%                2.17%                2.32%*
     Ratio of Net Investment Income (Loss) to
       Average Net Assets..................       (0.31)%               0.38%                0.99%*
     Portfolio Turnover Rate(2)............          54%                  18%                   0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

* Annualized

DAVIS GROWTH & INCOME FUND
Financial highlights
Class C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                          MAY 4, 1998
                                                                                          (INCEPTION
                                                        YEAR ENDED JULY 31,                OF CLASS)
                                                   ----------------------------            THROUGH
                                                    2000                 1999            JULY 31, 1998
                                                    ----                 ----            -------------
Net Asset Value, Beginning of Period.......        $ 10.82              $  9.79            $ 10.00
                                                   -------              -------            -------

Income(Loss) From Investment Operations
---------------------------------------
     Net Investment Income.................          (0.01)                0.05               0.01
     Net Realized and Unrealized Gains
      (Losses).............................           0.25                 1.05              (0.22)
                                                   -------              -------            -------
       Total From Investment Operations....           0.24                 1.10              (0.21)

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..              -(3)             (0.07)                 -
     Dividends from Realized Gains.........          (0.01)                   -                  -
                                                   -------              -------            -------
       Total Dividends and Distributions...          (0.01)               (0.07)                 -

Net Asset Value, End of Period.............        $ 11.05              $ 10.82            $  9.79
                                                   =======              =======            =======

Total Return(1)............................
-------------
                                                      2.24%               11.32%             (2.10)%

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000 omitted)        $8,714              $12,002             $5,512

     Ratio of Expenses to Average Net Assets          2.16%                2.17%              2.32%*
     Ratio of Net Investment Income (Loss) to
       Average Net Assets..................          (0.31)%               0.38%              0.99%*
     Portfolio Turnover Rate(2)............             54%                  18%                 0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

*    Annualized

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Growth & Income Fund. This section describes how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers"
2949 East Elvira Road
Suite 101
Tucson, AZ  85706
o    Provides investment advice for Davis Growth & Income Fund's portfolio.
o    Manages the Fund's business affairs.
o    Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds and other institutional clients.
o Annual Adviser Fee for fiscal year July 31, 2000 (based on average net assets): 0.75%.

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY  10017
o Performs investment management and research services for Davis Growth & Income Fund and other institutional clients.
o    Wholly owned subsidiary of Davis Selected Advisers.
o    Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA  02266-8406
o    Prices Davis Growth & Income Fund daily.
o    Holds share certificates and other assets of the Fund.
o    Maintains records of shareholders.
o    Issues and cancels share certificates.
o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for Davis Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors Davis Funds' business and investment activities, and determines whether to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road
Suite 101
Tucson, AZ  85706
o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.
o    Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER
SHELBY M.C. DAVIS
Responsibilities:
o    Senior Research Adviser of Davis Selected Advisers.
o    Founder of Davis Selected Advisers.

Other Experience:
o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.
o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGERS

CHRISTOPHER C. DAVIS
Responsibilities:
o    President and a Portfolio Manager of Davis Growth & Income Fund.
o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:
o A Portfolio Manager of Davis New York Venture Fund from October 1995 to the present.
o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

ANDREW A. DAVIS
Responsibilities:
o    Vice President and a Portfolio Manager of Growth & Income Fund.
o A Portfolio Manager of Davis Convertible Securities Fund and Davis Real Estate Fund since inception of each in 1994.
o    Also manages other equity funds advised by Davis Selected Advisers.

o    Other Experience:
o Vice President of convertible securities research at PaineWebber, Incorporated, for six years.

OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.

HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis Growth & Income Fund's investment objectives are capital growth and income. In keeping with the Fund's conservative approach to investing, our portfolio managers balance the Fund's holdings of common stock with real estate securities, convertible securities and bonds.

Real estate securities, convertible securities and bonds may be less susceptible to changes in the stock market than common stocks. As a result, these securities may retain their value better than common stock, particularly during a general decline in the stock market. An additional benefit of the Fund's asset mix is that the common stock in which the Fund invests offer the potential for capital growth over the long term, while the real estate securities, convertible securities and bonds generate current income.

During normal market conditions, approximately 60% of Davis Growth & Income Fund's assets are common stock. Most of the remaining 40% of the Fund's holdings generally are real estate securities, convertible securities, bonds and cash equivalents. The Fund may vary these percentages as market conditions dictate.

Generally, there is no restriction on how much of the Fund's assets our portfolio managers can invest in any particular type of security. However, some of the securities that the Fund buys are considered "high-yield, high-risk" investments because they do not have favorable credit ratings. The Fund cannot devote more than 35% of its assets to such investments.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

COMMON STOCK

WHAT THEY ARE. Common stock represents ownership of a company.

Most of Davis Growth & Income Fund's common stock is issued by U.S. companies with large market capitalizations (that is, the market value of all of their outstanding stock exceeds $5 billion).

HOW WE PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

The Fund may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign securities can also offer the Fund the potential for geographic diversification.

                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

WHY WE BUY THEM. Davis Growth & Income Fund buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

RISKS. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the companies we are investing in. Investments in foreign securities involve additional risk. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less publicly available information about--and less government regulation of--securities, securities markets and issuers.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Investing in small capitalization companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

REAL ESTATE SECURITIES

WHAT THEY ARE. Real estate securities are issued by companies that are "principally engaged" in the real estate industry. A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

Most of the Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers. The Fund does not invest directly in real estate.

HOW WE PICK THEM. Davis Growth & Income Fund focuses on REITs and other companies with first-class management teams who view real estate as a means of producing steady increases in income and strong returns on capital. We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.

WHY WE BUY THEM. Real estate securities contribute to both aspects of the Fund's investment goals because they offer both growth potential and current income. These securities also contribute to the Fund's diversification strategy. The values of real estate securities typically do not fluctuate at the same time or for the same reasons as values of traditional common stock, so real estate investments may offer a cushion when the stock market is in a slump. Similarly, the price (and market value) of a real estate security that promises regular payments may be more stable than the price of a common stock that pays little or no dividends.

RISKS. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

o Declines in property values--because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants.

o Increases in property taxes, operating expenses, interest rates, or competition.

o    Overbuilding.

o    Changes in zoning laws.

o    Losses from casualty or condemnation.

In addition, since many real estate securities are common stock, they present the risks that we discuss under the heading COMMON STOCK--RISKs.

Many real estate debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Davis Growth & Income Fund may buy some real estate securities that have low ratings. These securities are considered "high-yield, high-risk" debt, and present more risk than so-called "investment-grade" securities. For information about high-yield, high-risk debt, please see ADDITIONAL INFORMATION ABOUT HIGH-YIELD, HIGH-RISK DEBT SECURITIES.

CONVERTIBLE SECURITIES

WHAT THEY ARE. Convertible securities are securities that can be converted into or exchanged for other securities. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

HOW WE PICK THEM. First, the Fund's portfolio managers identify attractive issuers using the 10 desired characteristics that we discuss under the heading COMMON STOCK--HOW WE PICK THEm. Then we identify securities issued by those companies that we believe have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad.

WHY WE BUY THEM. Convertible securities contribute to both aspects of the Fund's investment goals because they offer both current income and growth potential. These securities also contribute to the Fund's strategy of holding assets other than common stock.

For current income, Davis Growth & Income Fund buys convertible debt instruments like bonds, notes and debentures that entitle the Fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the Fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock.

Convertible securities have growth potential because if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

RISKS. Convertible securities have characteristics of both equity and debt, so they present the risks of common stock ownership (discussed in the section called COMMON STOCK--RISKs) as well as the risks that traditional lenders face. The debt component of a convertible security poses three types of risk:

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o CHANGES IN DEBT RATING. If a rating agency gives a debt security a low rating, the value of the security will decline because investors will demand a higher rate of return. Davis Growth & Income Fund may buy some convertible securities that are rated lower than "investment-grade."

o CREDIT RISK. Like any borrower, the issuer of a debt security may be unable to make its payments. Securities issued by financially troubled companies are considered "high-yield, high-risk debt," and present more risk than securities with higher ratings. For information about high-yield, high-risk debt, please see ADDITIONAL INFORMATION ABOUT HIGH-YIELD, HIGH-RISK DEBT SECURITIES.

BONDS AND OTHER DEBT SECURITIES

WHAT THEY ARE. Issuers such as corporations and federal, state and local governments sell bonds and other debt securities to borrow money. Some debt securities (often referred to as "coupon bonds") give the holder current income. Like the borrower on an ordinary loan, the issuer of a coupon bond makes periodic interest payments to the holders (i.e., the lenders), and agrees to repay the principal amount borrowed (the price of the bond) when the security matures. Other debt securities (referred to as "zero coupon bonds") do not require periodic interest payments, but have the equivalent of a balloon interest payment when the security matures. In other words, when a zero coupon bond matures, the issuer pays the holder more money than the issuer borrowed.

HOW WE PICK THEM. Davis Growth & Income Fund searches for debt securities that are issued by government agencies or by corporations offering maximum yield relative to credit quality.

WHY WE BUY THEM. The Fund buys debt securities primarily for current income from regular interest payments. An additional advantage of these securities is that they diversify the Fund's portfolio, providing some cushion against a fall in the value of our common stock holdings.

RISKS. The prices (and market value) of debt securities fluctuate primarily in response to two factors:

o INTEREST RATE SENSITIVITY. In general, bond prices decline when interest rates rise, and rise when interest rates fall. If a bond pays a fixed interest rate, and market rates increase, the value of the bond should decline. When interest rates are falling, the value of the bond should increase.

o CREDIT QUALITY. Some issuers of debt are considered a better credit risk than others. For example, a security issued by the U.S. Government is virtually certain to be paid in full and on time. These securities typically offer lower interest rates to reflect their relative safety. In contrast, bonds issued by corporate issuers usually involve increased risk as to the payment of principal and interest.

The Fund may buy "pure debt" securities that have low ratings. By "pure debt" we mean securities that are exclusively evidence of a loan; they are not real estate securities or convertible securities. Securities with low ratings are considered "high-yield, high-risk debt," and present more risk than so-called "investment-grade" securities.

ADDITIONAL INFORMATION ABOUT HIGH-YIELD, HIGH-RISK DEBT SECURITIES

WHAT THEY ARE. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

In evaluating the quality of a debt instrument, rating agencies look at factors such as the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high-yield, high-risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

WHY WE BUY THEM. Davis Growth & Income Fund does not specifically seek out high-yield, high-risk debt. However, some of the real estate securities, convertible securities and bonds that we identify as good investments may happen to fall into that category.

Some of the real estate securities, convertible securities and bonds that we identify as good investments may happen to be high-yield, high-risk debt.

RISKS. There are four principal risks of owning high-yield, high-risk debt securities:

o OVERBURDENED ISSUERS. Many issuers only resort to offering junk bonds when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline. The Fund will not purchase junk bonds that are in default at the time of purchase, but there is no guarantee that issuers will always be able to make their payments.

o PRIORITY. Issuers of high-yield, high-risk securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the junk bonds; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

o DIFFICULT TO RESELL. Many investors simply do not want junk bonds, and others are prohibited from buying them.

o VOLATILE PRICES. Prices of high-yield, high-risk debt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of junk bonds decline more than prices of investment-grade securities.

SHORT-TERM INVESTMENTS

WHAT THEY ARE. Short-term investments are fixed-income securities (such as U.S. government securities, repurchase agreements and commercial paper) that will only be outstanding for one year or less after Davis Growth & Income Fund buys them.

HOW WE PICK THEM. Most of the Fund's short-term investments are high-grade money market instruments and repurchase agreements. The Fund also may hold cash in interest-bearing bank deposits.

WHY WE BUY THEM. The Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the stock market, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, short-term investments will not contribute to the Fund's capital growth.

RISKS. Short-term investments do not present a lot of risk; issuers are generally stable, and the time period between the security's purchase and the payoff date is relatively short, offering little chance for conditions to deteriorate.

OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which the Fund may invest, and other investment strategies, which the Fund may employ, but they are not principal investment strategies. These securities and investment strategies are discussed in the Statement of Additional Information.

RISK SPECTRUM

Davis Selected Advisers manages nine mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.


--------------------------------------------------------------------------------
DAVIS FUNDS                                       LOW       MED      HIGH
--------------------------------------------------------------------------------
   DAVIS GROWTH OPPORTUNITY FUND                                       o
--------------------------------------------------------------------------------
   DAVIS INTERNATIONAL TOTAL RETURN FUND                               o
--------------------------------------------------------------------------------
   DAVIS FINANCIAL FUND                                      o
--------------------------------------------------------------------------------
   DAVIS REAL ESTATE FUND                                    o
--------------------------------------------------------------------------------
   DAVIS NEW YORK VENTURE FUND                               o
--------------------------------------------------------------------------------
   DAVIS GROWTH & INCOME FUND                                o
--------------------------------------------------------------------------------
   DAVIS CONVERTIBLE SECURITIES FUND                         o
--------------------------------------------------------------------------------
   DAVIS GOVERNMENT BOND FUND                      o
--------------------------------------------------------------------------------
   DAVIS GOVERNMENT MONEY MARKET FUND              o
--------------------------------------------------------------------------------


For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in Davis Growth & Income Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our Website (WWW.DAVISFUNDS.COM).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis Growth & Income Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of one year or less are usually valued at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis Growth & Income Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by the Fund from the sale of securities held for the long term, which are then distributed to shareholders.

Davis Growth & Income Fund usually pays quarterly dividends and generally distributes capital gains, if any, in November or December. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for the taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis Growth & Income Fund is required by law to withhold a portion of any distributions you may receive--and send it to the U.S. Treasury.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis Growth & Income Fund pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If Davis Growth & Income Fund pays net capital gains, the net capital gains generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains that may be received from Davis Growth & Income Fund.

PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions, for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Funds offer four classes of shares: A, B, C and Y. Class Y shares, which are offered through a separate prospectus, are available only to qualified institutional investors. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more of any Davis Fund may be eligible to buy Class Y share, offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.

DISTRIBUTION FEES. The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders. Class A shares pay up to 0.25% of average annual net assets while Class B and C shares pay up to 1% of average annual net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart below). The term "offering price" includes the front-end sales charge.

o    There is no limit on how much you can invest in this share class.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee--up to 0.25% of the average daily net asset value--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.

                          CLASS A SHARES SALES CHARGES
         (For All Davis Funds Except Davis Government Money Market Fund)



---------------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT OF SALES CHARGE
                                           SALES CHARGE             SALES CHARGE             RETAINED BY
         AMOUNT OF PURCHASE               (PERCENTAGE OF         (PERCENTAGE OF NET          THE DEALER
                                          OFFERING PRICE)         AMOUNT INVESTED)         (PERCENTAGE OF
                                                                                           OFFERING PRICE)
---------------------------------------------------------------------------------------------------------------
Under $100,000                                 4.75%                    5.0%                    4.0%
---------------------------------------------------------------------------------------------------------------
$100,000 - $250,000                            3.5%                     3.6%                    3.0%
---------------------------------------------------------------------------------------------------------------
$250,000 - $500,000                            2.5%                     2.6%                    2.0%
---------------------------------------------------------------------------------------------------------------
$500,000 - $750,000                            2.0%                     2.0%                    1.75%
---------------------------------------------------------------------------------------------------------------
$750,000 - $1 million                          1.0%                     1.0%                    0.75%
---------------------------------------------------------------------------------------------------------------
$1 million or more*                            None                     None                    None
---------------------------------------------------------------------------------------------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:

--------------------------------------------------------------------------------
        PURCHASE AMOUNT                               COMMISSION
--------------------------------------------------------------------------------
       First $3 million                                 0.75%
--------------------------------------------------------------------------------
        Next $2 million                                 0.50%
--------------------------------------------------------------------------------
     More than $5 million                               0.25%
--------------------------------------------------------------------------------

IF A COMMISSION IS PAID FOR PURCHASES OF $1 MILLION OR MORE, THE DEALER WILL BE PAID WITH DISTRIBUTION FEES RECEIVED FROM THE FUND. IF DISTRIBUTION FEE LIMITS HAVE ALREADY BEEN REACHED FOR THE YEAR, DAVIS DISTRIBUTORS ITSELF WILL PAY THE COMMISSIONS.

As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge.

YOU CAN COMBINE PURCHASES OF CLASS A SHARES

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.

CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

WE DO NOT IMPOSE A SALES CHARGE ON PURCHASES OF CLASS A SHARES FOR:

o    Investments in Davis Government Money Market Fund.

o Shareholders making purchases with dividends or capital gains that are automatically reinvested.

o Purchases by directors, officers and employees of any Davis Fund, the investment adviser of any Davis Fund or its affiliates, and their immediate families.

o Purchases by employees and people affiliated with broker-dealer firms offering shares in any Davis Fund.

o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

o Employee benefit plans making purchases through a single account covering at least 250 participants.

o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

o    State and local governments.

o Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based upon assets in the account.

Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.

CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You can invest up to $250,000 in Class B shares.

o If you sell Class B shares in any of the Davis Funds except Davis Government Money Market Fund within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart below).

o After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Class A shares pay a lower distribution fee.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class B shares of Davis Government Money Market Fund will not pay deferred sales charges.

                      Class B Shares Deferred Sales Charges
         (FOR ALL DAVIS FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND)

--------------------------------------------------------------------------------
      SALES MADE AFTER PURCHASE           AMOUNT OF DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
                Year 1                                   4%
--------------------------------------------------------------------------------
              Years 2-3                                  3%
--------------------------------------------------------------------------------
              Years 4-5                                  2%
--------------------------------------------------------------------------------
                Year 6                                   1%
--------------------------------------------------------------------------------
              Years 7-8                                 None
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares pay in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You cannot invest more than $1 million in Class C shares.

o If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of 1%.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class C shares of Davis Government Money Market Fund will not pay deferred sales charges.

DEFERRED SALES CHARGE

As an investor in any Davis Fund (other than Davis Money Market Fund), you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower.

Davis Funds investors pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

o    As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gain distributions.

To determine whether the deferred sales charge applies to a redemption, the Funds redeem shares in the following order:

o Shares acquired by reinvestment of dividends and capital gain distributions.

o    Shares that are no longer subject to the deferred sales charge.

o    Shares that have increased in value beyond their original cost.

o    Shares held the longest, but still subject to the deferred sales charge.

DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares of any Davis Fund if:

o You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).

o You (or a registered joint owner) die or have been determined to be totally disabled after the purchase of shares.

o You sell shares under the Automatic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed 12% of the account's value.*

o You sell shares under a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid a penalty.

o Your Fund sells the remaining shares in your account under an Involuntary Redemption.

o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

o You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

*An Automatic Withdrawal Plan may be established as either a percentage or a fixed dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage no sales charge will be incurred regardless of market fluctuations. If established as a fixed dollar amount a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279 during business hours, 7 a.m. to 4 p.m. Mountain Standard Time. If you still are not sure about which class is best for you, contact your financial adviser.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

o        $1,000 for a non-retirement plan account.
o        $250 for a retirement plan account.

THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust, at the address stated below. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA  02210
     Attn: Mutual Fund Services
     DAVIS GROWTH & INCOME FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

Generally, the Fund does not issue share certificates for purchases. You can receive certificates for any Fund other than Davis Government Money Market Fund if you are a Class A shareholder who is not participating in the Automatic Withdrawal Plan. If you are eligible and wish to receive certificates, please submit a letter of instruction with your Application Form. Once your account has been established, the shareholder(s) may request that certificates be sent to the address of record by calling our customer service department.

RETIREMENT PLAN ACCOUNTS

You can invest in Davis Funds using any of these types of retirement plan accounts:

o    Deductible IRAs
o    Non-deductible IRAs
o    Roth IRAs
o    Educational IRAs
o    Simple IRAs
o    Simplified Employee Pension (SEP) IRAs
o    403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $10 maintenance fee each year regardless of the number of plans established per Social Security number. These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.

THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard
Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA  02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA  02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction along with any other transactions you made during the current year.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Standard Time.
o    Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

You can buy more shares at any time by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the fifth and 28th if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You can also use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN DAVIS FUNDS.

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account--and is regulated by the Federal Reserve.

SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

o Davis Funds may make sales payments in securities if the Board of Directors decides that making cash payments would harm a Fund.


SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase,
o    You sell Class B shares within six years of purchase.
o    You sell Class C shares within one year of purchase.

IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in this Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. Shares will be purchased at the current price, into the same Davis Fund, and into the same account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.

IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 as a result of a redemption or exchange, we may sell your remaining shares in this Fund at net asset value. We will first notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled.

MAKING AUTOMATIC WITHDRAWALS

If your account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter. Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. Gains may be subject to tax. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

o You may also choose to receive funds by Automated Clearing House (ACH), to the banking institution of your choice. You may elect an ACH draft date between the fifth and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawal Plan by ACH.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form.

Once your account has been opened and you have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by all registered owners at the time of the wire sale. If you are currently an investor with a non-retirement account and have already established this privilege, you may call our customer service department to execute a wire sale by telephone.

EXCHANGING SHARES

You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received in good order by 4 p.m. Eastern Standard Time.

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund

Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. Once your account has been established, you may contact our customer service department to establish this program.

TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:
o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).
o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:
o    The maximum amount that can be issued is $100,000.
o    The check can only be issued to the registered account owner.
o    The check must be sent to the address on file with Davis Distributors.
o    Your current address must be on file for 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Website--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet.

You may also request confirmation statements and tax summary information be mailed to the address on file. Please review our Website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund in which you are invested, an account number and your social security number. Davis Funds provides written confirmation of your initial access and anytime you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN).

This PIN is required each time you access your Davis account online.

When you transact over the Internet, you agree that Davis Funds are not liable for processing instructions believed to be genuine.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES.

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

o    REQUEST LITERATURE ABOUT ANY DAVIS FUND.

DAVIS FUNDS:

OVER 25 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested more than $1 billion of our own money side by side with our shareholders.

Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Website.

                           ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:                   OUR SERVICE PROVIDER'S REGULAR
1-800-279-0279                          MAILING ADDRESS:
                                        State Street Bank and Trust Company
                                        c/o Davis Funds
                                        P.O. Box 8406
                                        Boston, MA  02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road
Suite 101
Tucson, AZ  85706

OUR INTERNET ADDRESS:                   OUR SERVICE PROVIDER'S OVERNIGHT MAILING
http://www.davisfunds.com               ADDRESS:
                                        State Street Bank and Trust Company
                                        c/o Davis Funds
                                        66 Brooks Drive
                                        Braintree, MA  02184

OTHER FUND DOCUMENTS

For more information about Davis Growth & Income Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis Growth & Income Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Website (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, D.C. For more information call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

o    BY MAIL. Specify the document you are requesting when writing to us.


DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ  85706
1-800-279-0279


Investment Company Act File No. 811-1701

DAVIS GROWTH & INCOME FUND

Prospectus

Class Y shares

December 1, 2000

The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Over 25 Years Of Reliable Investing(R)

                                TABLE OF CONTENTS

Overview of the Fund
         Investment Objectives and Strategy
         Determining If This Fund Is Right for You
         Principal Risks
         Past Performance
         Fees and Expenses of the Fund
         Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in Davis Funds

Privacy Notice

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 25 Years of Reliable  Investing(R)

Other Fund Documents







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OVERVIEW OF DAVIS GROWTH & INCOME FUND

INVESTMENT OBJECTIVES AND STRATEGY

Davis Growth & Income Fund's investment objectives are capital growth and income. We strive to meet these objectives by using a conservative investment strategy. Ordinarily, most of the Fund's assets are invested in the common stock of growing companies. However, since the stock market can decline and the value of individual stocks can suffer in response to uncontrollable and unpredictable events, we balance Davis Growth & Income Fund's portfolio by buying real estate securities, convertible securities and bonds. These investments may not respond to changes in market and general economic conditions in the same ways that common stocks respond. As a result, they may retain their value better than common stock, particularly during a general decline in the stock market. In addition, real estate securities, convertible securities and bonds may earn more income than common stock. In the current market environment, we expect that distributions from current income will be low.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

Davis Growth & Income Fund's portfolio managers constantly evaluate market conditions and the Fund's mix of assets to ensure that the Fund owns an appropriate blend of growth-oriented and income-oriented investments.

You can find more detailed information about the types of securities that Davis Growth & Income Fund buys in the section called HOW WE MANAGE THE FUND.

                    DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are risk-sensitive, but would like to invest in growing companies.
o You are primarily interested in growth-oriented investments, but want current income.
o    You are looking for a diversified fund to weather varied market cycles.
o    You are investing for the long term (five years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o    You are investing for the short term (less than five years).
o    You are primarily interested in current income with minimal risk.







                                                                               3
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PRINCIPAL RISKS

If you buy shares of Davis Growth & Income Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock, real estate securities, convertible securities, and bonds can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies we invest in.

o COMPANY RISK. The market values of individual securities vary with the success or failure of the company issuing the securities. As a result, the success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o REAL ESTATE RISK. The value of real estate securities, which the Fund may purchase, is subject to risks associated with the ownership of real estate. These risks are described in the section called HOW WE MANAGE THE FUND.

o INTEREST RATE RISK. The value of fixed-income securities, which the Fund purchases usually, declines when current interest rates increase.

o CREDIT RISK. The value of fixed-income securities that the Fund purchases may decline if the issuer of the security experiences difficulty in making timely interest and principal payments. The Fund may purchase high-yield, high-risk debt securities.

An investment in Davis Growth & Income Fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments, as well as the role of credit rating agencies, in the section called HOW WE MANAGE THE FUND.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis Growth & Income Fund by showing how the Fund's average annual returns for one year and since May 1, 1998 (commencement of operations) compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                     DAVIS GROWTH & INCOME FUND TOTAL RETURN
                              (As of December 31st)
                                 CLASS Y SHARES

1999     6.46%

During the period shown above, the highest quarterly return was 11.15% for the second quarter of 1999, and the worst quarterly return was (10.20)% for the third quarter of 1999. Year-to-date performance as of 10/31/00 (unannualized) was 1.08%.

                           DAVIS GROWTH & INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 1999)

--------------------------------------------------------------------------------
                                        PAST 1 YEAR             LIFE
                                                              OF CLASS
                                                          (SINCE 05/04/98)
--------------------------------------------------------------------------------
CLASS Y SHARES                             6.46%                6.22%
--------------------------------------------------------------------------------
S&P 500(R)INDEX                             21.04%              19.31%
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND


          FEES YOU MAY PAY AS A DAVIS GROWTH & INCOME FUND SHAREHOLDER
                      (Paid Directly from Your Investment)

--------------------------------------------------------------------------------
TYPE OF FEE                                                    CLASS Y
                                                               SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a          None
percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

       ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR ENDED JULY 31, 2000
                        (Deducted from the Fund's Assets)

--------------------------------------------------------------------------------
                                                               CLASS Y
                                                               SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       None
--------------------------------------------------------------------------------
Other Expenses                                                  0.28%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                 1.03%
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

--------------------------------------------------------------------------------
IF YOU SELL YOUR              1 YEAR     3 YEARS     5 YEARS       10 YEARS
SHARES IN...
--------------------------------------------------------------------------------
        CLASS Y SHARES         $105        $328        $569         $1,259
--------------------------------------------------------------------------------

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

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Growth & Income Fund for fiscal years 1999 and 2000, and the period from May 4, 1998 (when the Fund began selling shares to the public) through July 31, 1998, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

This information has been derived from the financial statements audited by KPMG LLP, independent accountants, whose--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders, which is available upon request.




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

DAVIS GROWTH & INCOME FUND
Financial highlights
Class Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                        MAY 4, 1998
                                                                                        (INCEPTION
                                                                                         OF CLASS)
                                                         YEAR ENDED JULY 31,              THROUGH
                                                        2000             1999          JULY 31, 1998
                                                        ----             ----          -------------
Net Asset Value, Beginning of Period.......           $ 10.86         $  9.82          $ 10.00
                                                      -------         -------          -------

Income(Loss) From Investment Operations
---------------------------------------
     Net Investment Income.................              0.09            0.18             0.04
     Net Realized and Unrealized Gains
      (Losses).............................              0.25            1.05            (0.22)
                                                      -------         -------          -------
       Total From Investment Operations....              0.34            1.23            (0.18)

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income..             (0.09)          (0.19)               -
     Dividends from Realized Gains.........             (0.01)              -                -
                                                      -------         -------          -------
       Total Dividends and Distributions...             (0.10)          (0.19)               -

Net Asset Value, End of Period.............           $ 11.10         $ 10.86          $  9.82
                                                      =======         =======          =======

Total Return(1)............................              3.17%          12.72%           (1.80)%
---------------

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)             $106          $7,819               $6
     Ratio of Expenses to Average Net Assets             1.03%           1.01%            1.14%*
     Ratio of Net Investment Income to Average           0.82%           1.54%            2.17%*
       Net Assets..........................
     Portfolio Turnover Rate(2)............                54%             18%               0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Growth & Income Fund. This section describes how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers" 2949 East Elvira Road
Suite 101
Tucson, AZ  85706

o    Provides investment advice for Davis Growth & Income Fund's portfolio.
o    Manages the Fund's business affairs.
o    Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients.
o Annual Adviser Fee for fiscal year July 31, 2000 (based on average net assets): 0.75%.

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY  10017
o Performs investment management and research services for Davis Growth & Income Fund and other institutional clients.
o    Wholly owned subsidiary of Davis Selected Advisers.
o    Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA  02266-8406
o    Prices Davis Growth & Income Fund daily.
o    Holds share certificates and other assets of the Fund.
o    Maintains records of shareholders.
o    Issues and cancels share certificates.
o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for Davis Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors Davis Funds' business and investment activities, and determines whether to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road
Suite 101
Tucson, AZ  85706

o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.
o    Wholly owned subsidiary of Davis Selected Advisers.

               Senior Research Adviser and Founder of the Adviser

SHELBY M.C. DAVIS
Responsibilities:
o    Senior Research Adviser of Davis Selected Advisers.
o    Founder of Davis Selected Advisers.

Other Experience:
o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.
o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGERS

CHRISTOPHER C. DAVIS
Responsibilities:
o    President and a Portfolio Manager of Davis Growth & Income Fund.
o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:
o A Portfolio Manager of Davis New York Venture Fund from October 1995 to the present.
o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

ANDREW A. DAVIS
Responsibilities:
o    Vice President and a Portfolio Manager of Growth & Income Fund.
o A Portfolio Manager of Davis Convertible Securities Fund and Davis Real Estate Fund since inception of each in 1994.
o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:
o Vice President of convertible securities research at PaineWebber, Incorporated for six years.

OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.

HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis Growth & Income Fund's investment objectives are capital growth and income. In keeping with the Fund's conservative approach to investing, our portfolio managers balance the Fund's holdings of common stock with real estate securities, convertible securities and bonds.

Real estate securities, convertible securities and bonds may be less susceptible to changes in the stock market than common stocks. As a result, these securities may retain their value better than common stock, particularly during a general decline in the stock market. An additional benefit of the Fund's asset mix is that the common stock in which the Fund invests offer the potential for capital growth over the long-term, while the real estate securities, convertible securities and bonds generate current income.

During normal market conditions, approximately 60% of Davis Growth & Income Fund's assets are common stock. Most of the remaining 40% of the Fund's holdings generally are real estate securities, convertible securities, bonds and cash equivalents. The Fund may vary these percentages as market conditions dictate.

Generally, there is no restriction on how much of the Fund's assets our portfolio managers can invest in any particular type of security. However, some of the securities that the Fund buys are considered "high-yield, high-risk" investments because they do not have favorable credit ratings. The Fund cannot devote more than 35% of its assets to such investments.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

COMMON STOCK

WHAT THEY ARE. Common stock represents ownership of a company.

Most of Davis Growth & Income Fund's common stock is issued by U.S. companies with large market capitalizations (that is, the market value of all of their outstanding stock exceeds $5 billion).

HOW WE PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

The Fund may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign securities can also offer the Fund the potential for geographic diversification.

                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

WHY WE BUY THEM. Davis Growth & Income Fund buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

RISKS. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the companies we are investing in. Investments in foreign securities involve additional risk. Foreign securities are often denominated in foreign currencies, which means their value will be affected by changes in exchange rates. In many foreign jurisdictions, there is less publicly available information about--and less government regulation of--securities, securities markets and issuers.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Investing in small capitalization companies carries greater risk than investing in stock of larger companies. Small companies often have less predictable earnings and the market for their stocks may not be as well developed.

REAL ESTATE SECURITIES

WHAT THEY ARE. Real estate securities are issued by companies that are "principally engaged" in the real estate industry. A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

Most of the Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers. The Fund does not invest directly in real estate.

HOW WE PICK THEM. Davis Growth & Income Fund focuses on REITs and other companies with first-class management teams who view real estate as a means of producing steady increases in income and strong returns on capital. We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.

WHY WE BUY THEM. Real estate securities contribute to both aspects of the Fund's investment goals because they offer both growth potential and current income. These securities also contribute to the Fund's diversification strategy. The values of real estate securities typically do not fluctuate at the same time or for the same reasons as values of traditional common stock, so real estate investments may offer a cushion when the stock market is in a slump. Similarly, the price (and market value) of a real estate security that promises regular payments may be more stable than the price of a common stock that pays little or no dividends.

RISKS. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

o Declines in property values--because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants.

o Increases in property taxes, operating expenses, interest rates, or competition.

o    Overbuilding.

o    Changes in zoning laws.

o    Losses from casualty or condemnation.

In addition, since many real estate securities are common stock, they present the risks that we discuss under the heading COMMON STOCK--RISKs.

Many real estate debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Davis Growth & Income Fund may buy some real estate securities that have low ratings. These securities are considered "high-yield, high-risk" debt, and present more risk than so-called "investment-grade" securities. For information about high-yield, high-risk debt, please see ADDITIONAL INFORMATION ABOUT HIGH-YIELD, HIGH-RISK DEBT SECURITIES.

CONVERTIBLE SECURITIES

WHAT THEY ARE. Convertible securities are securities that can be converted into or exchanged for other securities. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

HOW WE PICK THEM. First, the Fund's portfolio managers identify attractive issuers using the 10 desired characteristics that we discuss under the heading COMMON STOCK--HOW WE PICK THEm. Then we identify securities issued by those companies that we believe have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad.

WHY WE BUY THEM. Convertible securities contribute to both aspects of the Fund's investment goals because they offer both current income and growth potential. These securities also contribute to the Fund's strategy of holding assets other than common stock.

For current income, Davis Growth & Income Fund buys convertible debt instruments like bonds, notes and debentures that entitle the Fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the Fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock.

Convertible securities have growth potential because if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

RISKS. Convertible securities have characteristics of both equity and debt, so they present the risks of common stock ownership (discussed in the section called COMMON STOCK--RISKs) as well as the risks that traditional lenders face. The debt component of a convertible security poses three types of risk:

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o CHANGES IN DEBT RATING. If a rating agency gives a debt security a low rating, the value of the security will decline because investors will demand a higher rate of return. Davis Growth & Income Fund may buy some convertible securities that are rated lower than "investment-grade."

o CREDIT RISK. Like any borrower, the issuer of a debt security may be unable to make its payments. Securities issued by financially troubled companies are considered "high-yield, high-risk debt," and present more risk than securities with higher ratings. For information about high-yield, high-risk debt, please see ADDITIONAL INFORMATION ABOUT HIGH-YIELD, HIGH-RISK DEBT SECURITIES.

BONDS AND OTHER DEBT SECURITIES

WHAT THEY ARE. Issuers such as corporations and federal, state and local governments sell bonds and other debt securities to borrow money. Some debt securities (often referred to as "coupon bonds") give the holder current income. Like the borrower on an ordinary loan, the issuer of a coupon bond makes periodic interest payments to the holders (i.e., the lenders), and agrees to repay the principal amount borrowed (the price of the bond) when the security matures. Other debt securities (referred to as "zero coupon bonds") do not require periodic interest payments, but have the equivalent of a balloon interest payment when the security matures. In other words, when a zero coupon bond matures, the issuer pays the holder more money than the issuer borrowed.

HOW WE PICK THEM. Davis Growth & Income Fund searches for debt securities that are issued by government agencies or by corporations offering maximum yield relative to credit quality.

WHY WE BUY THEM. The Fund buys debt securities primarily for current income from regular interest payments. An additional advantage of these securities is that they diversify the Fund's portfolio, providing some cushion against a fall in the value of our common stock holdings.

RISKS. The prices (and market value) of debt securities fluctuate primarily in response to two factors:

o INTEREST RATE SENSITIVITY. In general, bond prices decline when interest rates rise, and rise when interest rates fall. If a bond pays a fixed interest rate, and market rates increase, the value of the bond should decline. When interest rates are falling, the value of the bond should increase.

o CREDIT QUALITY. Some issuers of debt are considered a better credit risk than others. For example, a security issued by the U.S. Government is virtually certain to be paid in full and on time. These securities typically offer lower interest rates to reflect their relative safety. In contrast, bonds issued by corporate issuers usually involve increased risk as to the payment of principal and interest.

The Fund may buy "pure debt" securities that have low ratings. By "pure debt" we mean securities that are exclusively evidence of a loan; they are not real estate securities or convertible securities. Securities with low ratings are considered "high-yield, high-risk debt," and present more risk than so-called "investment-grade" securities.

ADDITIONAL INFORMATION ABOUT HIGH-YIELD, HIGH-RISK DEBT SECURITIES

WHAT THEY ARE. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

In evaluating the quality of a debt instrument, rating agencies look at factors such as the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high-yield, high-risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

WHY WE BUY THEM. Davis Growth & Income Fund does not specifically seek out high-yield, high-risk debt. However, some of the real estate securities, convertible securities and bonds that we identify as good investments may happen to fall into that category.

Some of the real estate securities, convertible securities and bonds that we identify as good investments may happen to be high-yield, high-risk debt.

RISKS. There are four principal risks of owning high-yield, high-risk debt securities:

o OVERBURDENED ISSUERS. Many issuers only resort to offering junk bonds when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline. The Fund will not purchase junk bonds that are in default at the time of purchase, but there is no guarantee that issuers will always be able to make their payments.

o PRIORITY. Issuers of high-yield, high-risk securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the junk bonds; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

o DIFFICULT TO RESELL. Many investors simply do not want junk bonds, and others are prohibited from buying them.

o VOLATILE PRICES. Prices of high-yield, high-risk debt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of junk bonds decline more than prices of investment-grade securities.

SHORT-TERM INVESTMENTS

WHAT THEY ARE. Short-term investments are fixed-income securities (such as U.S. government securities, repurchase agreements and commercial paper) that will only be outstanding for one year or less after Davis Growth & Income Fund buys them.

HOW WE PICK THEM. Most of the Fund's short-term investments are high-grade money market instruments and repurchase agreements. The Fund also may hold cash in interest-bearing bank deposits.

WHY WE BUY THEM. The Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the stock market, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Fund's capital growth.

RISKS. Short-term investments do not present a lot of risk; issuers are generally stable, and the time period between the security's purchase and the payoff date is relatively short, offering little chance for conditions to deteriorate.

                   OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which the Fund may invest, and other investment strategies, which the Fund may employ, but they are not principal investment strategies. These securities and investment strategies are discussed in the Statement of Additional Information.

RISK SPECTRUM

Davis Selected Advisers manages nine mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.


--------------------------------------------------------------------------------
DAVIS FUNDS                                       LOW      MED      HIGH
--------------------------------------------------------------------------------
   DAVIS GROWTH OPPORTUNITY FUND                                      o
--------------------------------------------------------------------------------
   DAVIS INTERNATIONAL TOTAL RETURN FUND                              o
--------------------------------------------------------------------------------
   DAVIS FINANCIAL FUND                                      o
--------------------------------------------------------------------------------
   DAVIS REAL ESTATE FUND                                    o
--------------------------------------------------------------------------------
   DAVIS NEW YORK VENTURE FUND                               o
--------------------------------------------------------------------------------
   DAVIS GROWTH & INCOME FUND                                o
--------------------------------------------------------------------------------
   DAVIS CONVERTIBLE SECURITIES FUND                         o
--------------------------------------------------------------------------------
   DAVIS GOVERNMENT BOND FUND                      o
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   DAVIS GOVERNMENT MONEY MARKET FUND              o
--------------------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in Davis Growth & Income Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m.

Eastern Standard Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our Website (WWW.DAVISFUNDS.COM).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis Growth & Income Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of one year or less are usually valued at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

HOW WE PAY EARNINGS

There are two ways you can receive payments from Davis Growth & Income Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by the Fund from the sale of securities held for the long term, which are then distributed to shareholders.

Davis Growth & Income Fund usually pays quarterly dividends and generally distributes capital gains, if any, in November or December. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis Growth & Income Fund is required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and the same class of shares. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If Davis Growth & Income Fund pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.
o If Davis Growth & Income Fund pays net capital gains, the net capital gains generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains that may be received from Davis Growth & Income Fund.

PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions, for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

HOW TO OPEN AN ACCOUNT

You can open an account if:

o You invest at least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

o You invest at least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

o You invest with an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.

THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust, at the address stated below. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA  02210
     Attn: Mutual Fund Services
     DAVIS GROWTH & INCOME FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.

THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA  02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA  02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Standard Time.

o    Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, your account number and that the investment should be made in Class Y shares.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) at any time, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o    A sale may produce a gain or loss. Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

o Davis Funds may make sales payments in securities if the Board of Directors decides that making cash payments would harm a Fund.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. Once your account has been opened and you have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by all registered owners at the time of the wire sale. If you are currently an investor with a non-retirement account and have already established this privilege, you may call our customer service department to execute a wire sale by telephone.

EXCHANGING SHARES

You can sell Class Y shares of any Davis Fund to buy Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone, by mail, or through a dealer. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares may also exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received in good order by 4 p.m. Eastern Standard Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares are also being sold for cash, which is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS
WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.

TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).
o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Website--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You may also request confirmation statements and tax summary information be mailed to the address on file. Please review our web site for more complete information. . If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund in which you are invested, an account number and your social security number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.

When you transact over the Internet, you agree that Davis Funds are not liable for processing instructions believed to be genuine.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES.

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

o    REQUEST LITERATURE ABOUT ANY DAVIS FUND.

DAVIS FUNDS:

OVER 25 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested more than $1 billion of our own money side by side with our shareholders.

Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Website.

                           ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:                      OUR INTERNET ADDRESS:
1-800-279-0279                             http://www.davisfunds.com

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

OUR SERVICE PROVIDER'S REGULAR             OUR SERVICE PROVIDER'S OVERNIGHT
MAILING ADDRESS:                           MAILING ADDRESS:
State Street Bank and Trust Company        State Street Bank and Trust Company
C/o Davis Funds                            c/o Davis Funds
P.O. Box 8406                              66 Brooks Drive
Boston, MA  02266-8406                     Braintree, MA  02184


OTHER FUND DOCUMENTS

For more information about Davis Growth & Income Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis Growth & Income Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Website (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington D.C. For more information call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009.

o    BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD, SUITE 101
TUCSON, AZ  85706
1-800-279-0279



Investment Company Act File No. 811-1701

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 1, 2000

                           DAVIS NEW YORK VENTURE FUND
                                       AND
                           DAVIS GROWTH & INCOME FUND

                                     PART OF
                        DAVIS NEW YORK VENTURE FUND, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-279-0279

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUSES DATED DECEMBER 1, 2000, AND THE CLASS Y PROSPECTUSES DATED DECEMBER 1, 2000, FOR THE DAVIS NEW YORK VENTURE FUND AND DAVIS GROWTH & INCOME FUND. THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUSES BY REFERENCE. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

EACH FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                           PAGE

Section I: Investment Strategies and Restrictions.............................4

       Investment Objectives and Policies.....................................4
       Portfolio Securities...................................................4

              Equity Securities
              Foreign Securities
              Real Estate Securities and REITs
              Convertible Securities
              Bonds and Other Debt Securities
              High-Yield, High-Risk Debt Securities

       Other Investment Policies..............................................8
       Portfolio Transactions ...............................................12
       Investment Restrictions...............................................14

Section II: Key Persons......................................................16

       Organization of the Funds.............................................16
       Directors and Officers................................................16
       Directors' Compensation Schedule......................................18
       Certain Shareholders of the Funds.....................................18
       Investment Advisory Services..........................................20
       Distribution of Fund Shares...........................................22
       Other Important Service Providers.....................................26

Section III: Classes of Shares, Purchases, Exchanges and Redemptions.........27

       Selecting the Appropriate Class of Shares.............................27

               Class A Shares
               Class B Shares
               Class C Shares
               Class Y Shares

      How to Purchase Shares.................................................32

       Special Services......................................................33

             Prototype Retirement Plans
             Automatic Investment Program
             Dividend Diversification Program
             Telephone Privilege

       Exchange of Shares....................................................34

             General
             By Telephone
             Automatic Exchange Program

       Redemption of Shares..................................................35

             General
             Electronic Wire Privilege
             By Telephone
             Automatic Withdrawal Plan
             Involuntary Redemptions
             Subsequent Repurchases

Section IV: General Information..............................................37

       Determining the Price of Shares.......................................37
       Dividends and Distributions...........................................37
       Federal Income Taxes..................................................38
       Performance Data......................................................38

Appendix A: Quality Ratings of Debt Securities...............................41
Appendix B: Term and Conditions for a Statement of Intention.................43

SECTION I: INVESTMENT STRATEGIES AND RESTRICTIONS
-------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives, principal investment policies and the main risks of Davis New York Venture Fund and Davis Growth & Income Fund ("Funds") are described in the Funds' prospectuses. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that Davis Selected Advisers, L.P. (" Adviser") and/or Davis Selected Advisers - NY, Inc., (the "Sub-Adviser") can select for the Funds. Additional information is also provided about the strategies that the Funds may use to try to achieve their objectives.

Davis New York Venture Fund's investment objective is growth of capital. Davis Growth & Income Fund's investment objectives are capital growth and income. There is no assurance that either Fund will achieve its investment objective. An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged. Neither Fund's investment objective is fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Funds' prospectuses would be amended prior to any change in their investment objective and shareholders would be promptly notified of the change.

During normal market conditions Davis New York Venture Fund seeks growth of capital by investing primarily in equity securities of domestic companies with market capitalizations of at least $5 billion. The Fund may also invest in foreign companies and in companies with smaller market capitalizations.

During normal market conditions Davis Growth & Income Fund seeks growth of capital by investing approximately 60% of its assets in a manner similar to Davis New York Venture Fund. To increase current income and to diversify its portfolio, the remaining 40% of Davis Growth & Income Fund's assets are invested in a combination of real estate securities, convertible securities, bonds and cash. The Adviser and/or the Sub-Adviser may vary these asset allocations in response to market conditions. Davis Growth & Income Fund's investments may include high-yield, high-risk bonds, and may also invest in foreign securities.

Either Fund may attempt to reduce market and currency fluctuation risks by engaging in related hedging transactions. These transactions involve additional risk considerations. The Fund is not required to use all of the investment techniques and strategies described in this Statement of Additional Information. Whether or not the Funds use a given investment technique at a given time depends upon the professional judgement of the Adviser.

                              PORTFOLIO SECURITIES

Both Funds may invest in each of the securities described below. Davis New York Venture Fund focuses its investments in equity securities. Davis Growth & Income Fund builds a core of equity securities but also makes substantial investments in the other types of securities described below.

EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The Funds usually purchase common stocks. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The Funds' results will be related to the overall market for these securities. There is no limit on the percentage of its assets which the Funds may invest in equity securities.

While predominantly investing in the common stock of companies with market capitalizations of at least $5 billion, the Funds may also invest in issues with smaller capitalizations. The equity of smaller companies is subject to additional risks. Smaller companies are usually less established and less diversified than larger companies and have fewer resources available to take advantage of opportunities or overcome challenges.

Primary Risks. Events which have a negative impact on a business will probably be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, are likely to decline in value.

FOREIGN SECURITIES. Foreign securities are either issued by foreign companies or are principally traded in foreign markets ("foreign securities"). Foreign securities include equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. When the Funds invest in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Primary Risks. Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as by other factors that affect securities prices. There is generally less publicly available information about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Funds may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

REAL ESTATE SECURITIES AND REITS. Real estate securities are issued by companies which have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Neither Davis New York Venture Fund nor Davis Growth & Income Fund invest directly in real estate. Real estate companies include real estate investment trusts ("REITs"), or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Primary Risks. Real estate securities and REITs are subject to risks associated with the direct ownership of real estate. The Funds could also be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through either of the Funds, a shareholder will bear not only his or her proportionate share of the expense of the Fund, but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment-grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Convertible securities generally rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

Primary Risks. Convertible securities have many of the features of both debt securities and equity securities, and are subject to many of the same risks. The risk factors which most strongly effect a convertible security usually depend upon whether or not the current market value of the convertible security approximates or exceeds the market value of the common stock which the convertible security could be converted into. When the market value of the underlying common stock is low compared to the market value of the convertible security, the convertible security will behave more like a debt security, and the convertible security's price will likely increase when interest rates fall and decrease when interest rates rise. When the market value of the underlying common stock is approximately equal to or is less than the market value of the convertible security, the convertible security will behave more like an equity security. In that case, its price will tend to fluctuate directly with the price of the underlying common stock and the convertible security may sell at a premium over the market value of the underlying common stock. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections entitled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Funds to increase current income or to diversify their investment portfolios. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity. While there is no limit on the percentage of its assets which the Fund may invest in bonds and other debt securities, both Funds invest primarily in equity securities under normal market conditions. Davis Growth & Income Fund will typically make larger investments in bonds and other debt securities than will Davis New York Venture Fund.

Primary Risks. Bonds and other debt securities are generally considered to be interest rate-sensitive. The market value of the Funds' investments will change in response to changes in interest rates. During periods of falling interest rates, the value of debt securities held by the Funds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Funds will be likely to replace such bonds with lower yielding bonds, resulting in a decreased return. Zero-coupon, pay-in-kind and deferred-interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying current interest having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Funds may obtain no return at all on their investment.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section entitled "Quality Ratings of Debt Securities."

Lower-rated securities tend to offer higher yields than investment-grade securities to compensate for the additional risk. The Funds typically do not seek out high-yield, high-risk securities primarily for the higher yields they offer, but because companies issuing convertible securities or real estate securities with desirable equity features may happen to have debt which is lower rated. To the extend they can be converted into common stock, convertible securities may be less subject to some of the risks described below than non-convertible high-yield bonds since common stock may be more liquid and less affected by some of these risk factors.

Primary Risks. While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Funds to dispose of particular issues and may cause the Funds to incur special securities registration responsibilities, liabilities and costs and liquidity and valuation difficulties. Unexpected net redemptions may force the Funds to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation, the Funds may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds and the high-yield, high-risk market, may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The high-yield, high-risk bond market comprised a small piece of the general bond market until the middle 1980's when issuance increased dramatically. Since that time, the high-yield, high-risk bond market has rarely been tested in recessionary environments. During economic downturns prices of high-yield, high-risk bonds have declined and defaults rose. Future economic downturns and/or significant increases in interest rates are likely to have a negative effect on the high-yield, high-risk bond market and consequently on the value of these bonds, as well as increase the incidence of defaults on such bonds. High-yield, high-risk bonds may be issued in a variety of circumstances. Some of the more common circumstances are issuance by corporations in the growth stage of their development, in connection with a corporate reorganization or as part of a corporate takeover.

The Funds may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Funds anticipate that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues, and may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Funds' assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Funds purchase illiquid or restricted bonds, they may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

                            OTHER INVESTMENT POLICIES
          (DAVIS NEW YORK VENTURE FUND AND DAVIS GROWTH & INCOME FUND)

TEMPORARY DEFENSIVE INVESTMENTS. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Funds may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Funds may also invest in other investment companies (or companies exempted under section 3(c)(7) of the 1940 Act) which themselves primarily invest in temporary defensive investments. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Funds seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing their rights.

The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Funds normally will not enter into repurchase agreements maturing in more than seven days.

HEDGING FOREIGN CURRENCY RISKS. To attempt to reduce exposure to currency fluctuations, the Funds may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Funds to other risks, such as liquidity and counterparty risk. The Adviser or Sub-Adviser exercises its professional judgement as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. In past years, the Adviser and Sub-Adviser have typically not used these techniques to any significant extent. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Funds and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging may also be utilized, that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the Funds will not engage in a futures transaction if it would cause the aggregate of initial margin deposits and premiums paid on outstanding options on futures contracts to exceed 5% of the value of their total assets (excluding in calculating such 5% any in-the-money amount of any option). Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's or the Sub-Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Funds could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts. When taking a position in an anticipatory hedge (when the Funds purchase a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Funds are required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Funds a position in a negotiated, currently non-regulated market. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser or Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, either Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser or Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, either Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Funds may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser or Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Funds would utilize options traded on exchanges where the options are standardized.

The Funds may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Funds will be traded on U.S. or foreign exchanges or over-the-counter.

The Funds may also purchase securities (debt securities or deposits) which have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Funds will hold securities or other options or futures positions whose values are expected to offset their obligations under the hedge strategies. Neither Fund will enter into a currency hedging position that exposes the Fund to an obligation to another party unless it owns either
(i) an offsetting position in securities, options or futures positions, or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with requirements established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if so required, will set aside liquid securities in a segregated account with their custodian bank in the amount prescribed. The Funds' custodian will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.

The Funds' ability to dispose of their positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Funds over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Funds would have to be exercised in order for the Funds to realize any profit, and (ii) the Funds may not be able to sell currencies covering an option written by the Funds until the option expires or it delivers the underlying futures currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. The Funds' ability to engage in currency hedging transactions may be limited by tax considerations.

The Funds' transactions in forward contracts, options on foreign currencies and currency futures contracts will be subject to special tax rules under the Internal Revenue Code that, among other things, may affect the character of any gains or losses of the Funds as ordinary or capital and the timing and amount of any income or loss to the Funds. This in turn could affect the character, timing and amount of distributions by the Funds to shareholders. The Funds may be limited in their foreign currency transactions by tax considerations. Certain foreign currency exchange contracts in which the Funds may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, the Internal Revenue Code treats gains or losses relating to Section 1256 contracts as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income of loss. In addition, Section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market" and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can by made by a Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gains in the offsetting positions and making up the straddle. A disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

RESTRICTED AND ILLIQUID SECURITIES. The Funds may invest in restricted securities which, are subject to contractual restrictions on resale. The Funds' policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Funds' net assets would then be illiquid.

The restricted securities which the Funds may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the

Funds' Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Funds are illiquid and thus subject to the Funds' policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

BORROWING. The Funds may borrow money for temporary or emergency purposes. Neither Fund will borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled "Investment Restrictions." Borrowing may be useful in a number of situations, such as to meet unanticipated redemptions without selling portfolio securities at disadvantageous prices. However, borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Funds may lend their portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Funds may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Funds must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which a Fund is permitted to invest.

Lending activities are strictly limited as described in the section entitled "Investment Restrictions". Lending money or securities involves the risk that a Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Funds deal only with counter-parties they believe to be creditworthy and require that the counter-party deposit collateral with the Funds.

When they loan securities, the Funds still own the securities, receive amounts equal to the dividends or interest on loaned securities, and are subject to gains or losses on those securities. The Funds also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and must permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

CALL OPTIONS. For income purposes, the Funds may write covered call options on their portfolio securities and purchase call options in closing transactions. The Funds may suffer an opportunity loss if the value of the underlying security should rise above the strike price of the call option before the option expires.

A covered call option gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time until the option expires, generally within three to nine months, in return for the payment to the writer upon the issuance of the option of an amount called the "premium." A commission may be charged in connection with the writing of the option. The premium received for writing a call option is determined by the option markets. The premium paid plus the exercise price will always be greater than the market price of the underlying securities at the time the option is written. By writing a covered call option, a Fund foregoes, in exchange for the premium, the opportunity to profit from an increase in the market value of the underlying security above the exercise price, if the option is exercised. The call obligation is terminated upon exercise of the call option, expiration of the call or when the Fund effects a closing purchase transaction. A closing purchase transaction is one in which the writer purchases another call option in the same underlying security (identical as to exercise price, expiration date and number of shares). The writer thereby terminates its obligation and substitutes the second writer as the obligor to the original option purchaser. A closing purchase transaction would normally involve payment of a brokerage commission. During the remaining term of the option, if a Fund cannot enter into a closing purchase transaction, that Fund would lose the opportunity for realizing any gain over and above the premium through sale of the underlying security, and if the security is declining in price that Fund would continue to experience such decline.

                             PORTFOLIO TRANSACTIONS

The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. Both Funds have adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide fund expenses, and placement of orders by securities firms for Funds shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Funds' investment objectives, the Funds may trade to some degree in securities for the short-term if the Adviser or Sub-Adviser believes that such trading is advisable.

The Adviser and Sub-Adviser seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser and Sub-Adviser consider the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to clients, research services, the payment of bona fide client expenses (e.g. sub-transfer agency or sub-accounting fees) which the Funds would otherwise have to pay in cash, and the sale of fund shares. The Funds are legally allowed to pay a higher price to receive research services.

The Funds have approved a policy which allows them to use commissions to purchase research. The Funds will not use markups to purchase research. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Funds may be used in servicing other accounts managed by the Adviser, and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Funds. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Funds may be taken into account as a factor in the placement of portfolio transactions.

The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Funds' portfolios. As any particular research obtained by the Adviser or Sub-Adviser may be useful to the Funds, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Funds, will not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

The Adviser and Sub-Adviser consider many factors when allocating securities among their clients, including the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser and Sub-Adviser attempt to allocate investment opportunities among clients in a fair and equitable manner. However, clients are not ensured of participating equally or at all in particular investment allocations due to the factors noted above.

The Adviser's and Sub-Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's and Sub-Adviser's trading desk typically executes orders for institutional clients, including mutual funds, private accounts, sub-advised accounts, and others. Program sponsors typically execute orders for wrap accounts. The Adviser's and Sub-Adviser's trading desk coordinates the timing of orders to prevent the Adviser and Sub-Adviser from "bidding against" themselves on such orders.

The Adviser and Sub-Adviser serve as investment advisers for a number clients, which are patterned after model portfolios or patterned after designated mutual funds managed by the Adviser. The portfolio holdings and transactions of these clients are similar to, but not exactly the same as, the model portfolios or designated mutual funds. The Adviser and Sub-Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sell of securities in all participating clients at the same time.

The Adviser and Sub-Adviser frequently follow the practice of aggregating orders of various institutional clients (including mutual funds) for execution, if the Adviser and Sub-Adviser believe that this will result in the best net price and most favorable execution. In such event, the allocation will be made by the Adviser and Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such clients. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price and commission rate paid or received with respect to the total order placed on that day. In some instances, this procedure could adversely affect a given client but the Registrant believes that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

There are occasions when the Adviser and Sub-Adviser depart from the trading procedures described above. The factors that the Adviser and Sub-Adviser consider in exercising their judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transaction are executed on the same day clients may not receive the same transaction prices as the model portfolios or designated mutual funds they are patterned after if they are not aggregated; such prices may be better or worse.

         The Funds paid the following brokerage commissions:

                                                                       FISCAL YEAR ENDED JULY 31:

                                                         2000                     1999                         1998
                                                         ----                     ----                         ----
Davis New York Venture Fund
---------------------------
Brokerage commissions paid:                           $9,896,660                $9,528,174                  $5,092,961
Amount paid to brokers providing research:                    68%                       91%                         86%
Brokerage commissions paid to Shelby Cullom
     Davis & Co.(1):                                    $377,910                  $546,972                    $441,042


Davis Growth & Income Fund
--------------------------
Brokerage commissions paid:                             $159,540                  $101,066                     $56,658(2)
Amount paid to brokers providing research:                    92%                       99%                         96%(2)
Brokerage commissions paid to Shelby Cullom
     Davis & Co.:                                         $2,520                   $13,500                         N/A


(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the period ended July 31, 2000, commissions received represented:

                           % of                % of aggregate dollar amount of
Fund                       Commissions Paid    transactions involving the payment of commissions
----                       ----------------    -------------------------------------------------
Davis New York Venture            3.82%                         4.08%
Davis Growth & Income             1.58%                         1.97%

(2) For the period from May 1, 1998 (commencement of operations) through July 31, 1998.

Portfolio Turnover Because of the Funds' investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%.

Investments in Certain Broker-Dealers As of July 31, 2000 the Funds owned the following securities issued by the any of the ten broker-dealers with whom it transacted the most business during the fiscal year:

Fund                                                          $ value
----                                                          -------
Davis New York Venture
         Donaldson, Lufkin & Jenrette Securities Corp.       $175,416,000
         Morgan Stanley  Dean Witter & Co   .                 554,652,000
         State Street Bank & Trust Company                     78,804,000

Davis Growth & Income
         Morgan Stanley Dean Witter & Co.                    $  3,285,000



                             INVESTMENT RESTRICTIONS

The Funds operate in accordance with the investment objectives, policies and restrictions described in their prospectuses and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or
(ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.

(1) DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

(2) CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Fund generally uses BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may re-classify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within 3 business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions which the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities which it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds have each adopted the following non-fundamental policies which may be changed without shareholder approval:

1. Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's total assets would be invested in such securities.

2. High-Yield, High Risk Securities. Davis New York Venture Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause 5% or more of the Fund's net assets to be invested in such lower-rated securities. Davis Growth & Income Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

3. Options The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

4. Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

5. Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The board of directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

6. Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short.

SECTION II: KEY PERSONS
-----------------------

                            ORGANIZATION OF THE FUNDS

DAVIS NEW YORK VENTURE FUND, INC. Davis New York Venture Fund, Inc., is an open-end, diversified, management investment company incorporated in Maryland in 1968 and registered under the 1940 Act. Davis New York Venture Fund, Inc., is a series investment company which may issue multiple series, each of which would represent an interest in its separate portfolio. Davis New York Venture Fund, Inc., currently offers two series, the Davis New York Venture Fund and the Davis Growth & Income Fund (a "Fund" or the "Funds"). On November 1, 1995 Davis New York Venture Fund, Inc., changed its name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc.

FUND SHARES. The Funds may issue shares in different classes. The Funds' shares are currently divided into four classes, Class A, Class B, Class C, and Class Y shares. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Funds' shares represent an interest in the assets of the Fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Funds can elect all of the Directors of the Funds. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and the Funds' By-laws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

                             DIRECTORS AND OFFICERS

The Board of Directors supervises the business and management of the Funds. The Board approves all significant agreements between the Funds, and those companies that furnish services to the Funds. The names and addresses of the Directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain Directors and officers hold similar positions with the following Funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., and Davis Variable Account Fund, Inc. (collectively the "Davis Funds"). As indicated below, certain Directors and officers may also hold similar positions with the following funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").

                                    DIRECTORS

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of each of the Davis Funds; Director of the Van Eck Chubb Funds; Consultant to the Adviser; Vice Chairman, Head of Equity Research Department; Chairman of the U.S. Investment Policy Committee, and Member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, LLP; Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

ANDREW A. DAVIS (6/25/63),* 124 East Marcy Street, Santa Fe, NM 87501. Director of each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; President or Vice President of each of the Davis Funds and Selected Funds; President, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

CHRISTOPHER C. DAVIS (7/13/65),* 609 Fifth Avenue, New York, NY 10017. Director of each of the Davis Funds and the Selected Funds; Chief Executive Officer, President, or Vice President of each of the Davis Funds and Selected Funds; Chairman and Chief Executive Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

JERRY D. GEIST (5/23/34), 931 San Pedro Drive S.E., Albuquerque, NM 87108. Director of each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; Chairman, Energy & Technology Company, Ltd.; Director, CH2M-Hill, Inc.; Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), P.O. Box 128, Glenbrook, NV 89413. Director of each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits), Alliance Technology Fund (a mutual fund) and Micro Component Technology, Inc.; Novellus Systems, Inc. (a manufacturer of semi-conductor equipment).

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LAURENCE W. LEVINE (4/9/31), Walsh & Levine, 40 Wall Street, 24th Floor, NY 10005. Director of each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

CHRISTIAN R. SONNE (5/6/36), 207 West Lake Road, Tuxedo Park, NY 10987. Director of each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banker).

MARSHA WILLIAMS (3/28/51), 725 Landwehr Road, Northbrook, IL 60062. Director of each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Chief Administrative Officer of Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Vice President and Treasurer, Amoco Corporation.

*Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Funds, as defined in the Investment Company Act. Andrew A. Davis and Christopher C. Davis are brothers.

                                    OFFICERS

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (3/7/57), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President and Secretary of each of the Davis Funds and Selected Funds; Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (9/24/53), 111 East Wacker Drive, Suite 2800, Chicago IL 60601. Assistant Secretary of each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Davis Fund's counsel.

The Davis Funds do not pay salaries to any of their officers. The Adviser performs certain services on behalf of the Davis Funds and is reimbursed by them for the costs of providing these services.

                        DIRECTORS' COMPENSATION SCHEDULE

During the fiscal year ended July 31, 2000, the compensation paid to the Directors who are not considered to be interested persons of the Funds was as follows:


                                    AGGREGATE FUND                   TOTAL
           NAME                      COMPENSATION             COMPLEX COMPENSATION*
           ----                      ------------             ---------------------
Wesley E. Bass                        $30,200                      $57,800
Marc P. Blum                          $30,715                      $58,700
Jerry D. Geist                        $29,300                      $56,000
D. James Guzy                         $27,200                      $51,650
G. Bernard Hamilton                   $29,300                      $61,000
LeRoy E. Hoffberger**                 $19,355                      $38,450
Laurence W. Levine                    $29,300                      $56,000
Christian R. Sonne                    $29,300                      $56,000
Marsha Williams                       $27,680                      $80,500


* Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

** Mr. Hoffberger retired as a Director as of January 1, 2000, but still serves in a non-voting emeritus status.

                        CERTAIN SHAREHOLDERS OF THE FUNDS

As of November 1, 2000, Officers and Directors owned the following percentages of each Class of shares issued by the Funds:

                                Class A     Class B     Class C   Class Y
                                -------     -------     -------   -------

Davis New York Venture Fund        *           *           *         *
Davis Growth & Income Fund      5.98%          *           *         *

* Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Class of shares.

The following table sets forth as of November 1, 2000, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares of any Class of either of its Funds. Other than as indicated below, the Funds are not aware of any shareholder that beneficially owns in excess of 25% of the Funds' total outstanding shares.

                                                          PERCENT OF CLASS
NAME AND ADDRESS                                              OUTSTANDING
----------------                                              -----------

DAVIS NEW YORK VENTURE FUND
CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                             19.28%
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

DAVIS NEW YORK VENTURE FUND
CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                             31.81%
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

DAVIS NEW YORK VENTURE FUND
CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                             40.77%
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

DAVIS NEW YORK VENTURE FUND
CLASS Y SHARES

Merrill Lynch Pierce Fenner & Smith                             24.10%
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

Boston Safe Deposit & Trust Co.                                 10.13%
TTEE For the Southwest Airlines
Pilots' Retirement Savings Plan
135 Santilli Hwy
Everett, MA  02149-1906

Mitra & Co.                                                      8.58%
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI  53201-2977

DAVIS GROWTH & INCOME FUND
CLASS A SHARES
Shelby Cullom Davis & Co.                                       58.30%
Investment #3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Christopher C. Davis                                             5.98%
9 East 81st Street
New York, NY  10028-0205

                                                           PERCENT OF CLASS
NAME AND ADDRESS                                              OUTSTANDING
----------------                                              -----------

DAVIS GROWTH & INCOME FUND
CLASS B SHARES
Merrill Lynch Pierce Fenner & Smith                             21.49%
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

DAVIS GROWTH & INCOME FUND
CLASS C SHARES
Merrill Lynch Pierce Fenner & Smith                             21.97%
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

DAVIS GROWTH & INCOME FUND
CLASS Y SHARES
Merrill Lynch Pierce Fenner & Smith                             67.73%
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

LPL Financial Services                                           7.32%
Account 2963-9116
9785 Towne Centre Drive
San Diego, CA  92121-1968

                          INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Funds, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, off-shore funds, a hedge fund and managed money/wrap accounts. Davis Investments, LLC, is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and as the sole member of the general partner controls the Advise. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Davis Fund. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under a sub-advisory Agreement with the Adviser.

ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, each Fund pays the Adviser a fee according to a separate negotiated fee schedule. Advisory fees are allocated among each Class of shares in proportion to each Class's relative total net assets.

The Davis New York Venture Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on the next $2.5 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% on the next $1 billion; and 0.50% of average net assets in excess of $7 billion.

The Davis Growth & Income Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on total net assets over $500 million.

These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives.

The aggregate advisory fees paid by each of the Funds to the Adviser for the periods indicated were:

                                           For fiscal year ended July 31:
                                        2000           1999             1998
                                        ----           ----             ----
Davis New York Venture Fund         $86,433,009     $66,033,452     $47,535,606
Davis Growth & Income Fund             $718,634        $744,256        $103,832*

* The aggregate advisory fees paid by Davis Growth & Income Fund to the Adviser for the period May 1, 1998 (inception of operations) through July 31, 1998.

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.

The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Funds which are discussed above under "Portfolio Transactions."

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically upon assignment, and are subject to cancellation upon 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares, or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. Each Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services. Such reimbursements are detailed below:

                                                                   Fiscal year ended July 31:
                                                          2000                 1999              1998
                                                          ----                 ----              ----
Davis New York Venture Fund
---------------------------
Accounting and administrative services:               $399,996              $399,996            $416,664
Qualifying shares for sale with state agencies:        $14,004               $14,004             $14,004
Shareholder services:                               $1,605,999            $1,323,871          $1,024,000

Davis Growth & Income Fund
--------------------------
Accounting and administrative services:                 $6,000                $6,000             $1,500*
Qualifying shares for sale with state agencies:        $12,996               $12,996             $3,249*
Shareholder services:                                  $11,007               $11,343             $1,649*


* The aggregate reimbursements paid by Davis Growth & Income Fund to the Adviser for the period May 1, 1998 (inception of operations) through July 31, 1998.

CODE OF ETHICS. The Adviser and the Davis Funds have adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel, other employees, and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities which may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

                           DISTRIBUTION OF FUND SHARES

DISTRIBUTION PLANS. Each of the Davis Funds have adopted Distribution Plans under which Class A, Class B and Class C shares reimburse the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

CLASS A SHARES. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Davis Funds. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Davis Funds with respect to sales by the Distributor to officers, directors, and full-time employees of the Davis Funds, the Distributor, the Adviser, the Adviser's general partner, or the Sub-Adviser. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, any Davis Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from each Davis Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. Davis Funds are not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the Directors who are not interested persons of the Distributor or the Davis Funds, and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If any Davis Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of July 31, 2000 the cumulative totals of these carryover payments were:

                                  Dollar Amount      Percent of Class Net Assets
                                  -------------      ---------------------------
Davis New York Venture Fund
    Class B shares                 $262,925,778                 5%

Davis Growth & Income Fund
    Class B shares                   $1,479,033                 6%

ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time.

FUND SUPERMARKETS. The Davis Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients without charging the clients a sales charge. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. The amount of shareholder servicing fees which a Davis Fund may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Fund with the omnibus account (determined in the reasonable judgement of the Adviser).

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser, and pursuant to a Distributing Agreement acts as principal underwriter of the Davis Fund's shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Davis Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor received the following amounts in total sales charges (which the Funds do not pay) on the sale of Class A shares:

                                                 Fiscal year ended July 31:
                                            2000              1999             1998
                                            ----              ----             ----
Davis New York Venture Fund:            $17,519,570       $17,227,229      $38,272,705
   Amount reallowed to dealers:         $14,891,483       $14,556,853      $32,490,924
Davis Growth & Income Fund:                 $47,940          $198,941        $360,457*
   Amount reallowed to dealers:             $40,444          $167,245        $303,403*


* For the period from May 1, 1998 (commencement of operations) through July 31, 1998.

The Distributor received compensation on redemptions and repurchases of shares in the following amounts:

                                            Fiscal year ended July 31, 2000:
Davis New York Venture Fund
  Class A shares                                         $78,689
  Class B shares                                     $11,373,959
  Class C shares                                        $827,331

Davis Growth & Income Fund
  Class A shares                                             N/A
  Class B shares                                        $153,139
  Class C shares                                          $5,515

The Distributor received the following amounts as reimbursements under the Distribution plans:


                                                               FISCAL YEAR ENDED JULY 31:
                                                 2000                     1999                         1998
                                                 ----                     ----                         ----
Davis New York Venture Fund
---------------------------
     Class A shares                              $19,357,144           $15,106,683                 $11,710,409
     Class B shares                              $50,259,649           $36,587,825                 $20,695,694
     Class C shares                              $23,833,261           $15,962,857                  $9,471,710

Davis Growth & Income Fund
--------------------------
     Class A shares                                  $50,162               $56,774                    $25,387*
     Class B shares                                 $288,132              $283,511                    $28,141*
     Class C shares                                 $101,218               $94,486                     $6,973*

* For the period from May 1, 1998 (commencement of operations) through July 31, 1998.

                       OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), 66 Brooks Drive, Braintree, MA 02184, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Fund's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Davis Fund's assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, Colorado 80202, serves as independent auditors for each of the Davis Funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601, serves as counsel to the Davis Funds and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------

                    SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the Davis Funds offer four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase, and do not have a conversion feature. Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges.

Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Davis Funds will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

                                                                                               Customary
                                                 Sales Charge           Charge as         Concession to Your
                                                 as Percentage   Approximate Percentage  Dealer as Percentage
Amount of Purchase                             of Offering Price   of Amount Invested      of Offering Price
------------------                             -----------------   ------------------      -----------------
$99,999 or less................................     4-3/4%                5.0%                     4%
$100,000 to $249,999...........................     3-1/2%                3.6%                     3%
$250,000 to $499,999...........................     2-1/2%                2.6%                     2%
$500,000 to $749,999...........................         2%                2.0%                 1-3/4%
$750,000 to $999,999...........................         1%                1.0%              3/4 of 1%
$1,000,000 or more.............................         0%                0.0%                    0%*

*On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

     Purchase Amount                                                Commission
   First  $3,000,000................................................  .75%
   Next   $2,000,000................................................  .50%
   Over   $5,000,000................................................  .25%

Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Davis Funds and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

(1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer, and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

(2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Funds' Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own (except purchases into Davis Government Money Market
     Fund) valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

     Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Funds' shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.

(3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

     For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds), and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

(4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds may also reduce your sales charges in connection with the purchase of the Funds' Class A shares. This applies to all three situations for reduction of sales charges discussed above.

     If a "single purchaser" decides to buy a Fund's Class A shares as well as Class A shares of any of the other Davis Funds at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis New York Venture Fund's Class A shares and $150,000 in the Class A shares of Davis Financial Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

     Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. In this connection, the Funds' Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

     Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge.

     In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

(5) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trustees or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

(6) SALES AT NET ASSET VALUE. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. However, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to: (1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies, and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 eligible employees or participants (the Fund may, at its discretion, waive this 250 participant minimum; for example, the 250 participant minimum may be waived for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under Section 403(b), 457 or 501(c)(9) of such Code, "rabbi trusts", or other nonqualified plans; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. and (8) Shareholders making purchases in certain accounts offered by securities firms which have entered into contracts with the Fund and which charge fees based upon assets in the account. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually re-allows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Funds which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Funds will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

CLASS B SPECIAL DISTRIBUTION ARRANGEMENTS. Class B shares of the Davis Funds are made available to Retirement Plan Participants such as 401K or 403B Plans at net asset value with the waiver of Contingent Deferred Sales Charge ("CDSC"). To qualify for the waiver the Retirement Plan must enter into an agreement with a Sponsoring Financial Institution which has entered into an arrangement with Davis Funds to waive the CDSC sales of Class B shares to qualifying Retirement Plans. The requirements to qualify are specific and unique to each Sponsoring Institution.

CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Funds during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed, or
(ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Funds did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.

The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

Shares in different Davis Funds may be exchanged at relative net asset value; however, if any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges Class B or Class C shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period. Class A shares sold at net asset value subject to a deferred sales charge will continue to age while invested in Davis Government Money Market Fund shares.

CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and
(iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

                             HOW TO PURCHASE SHARES

You can purchase Class A, Class B, or Class C shares of any Davis Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Davis Funds. One way is to fill out the Application Form included in the Prospectus and mail it to State Street Bank and Trust Company ("State Street Bank and Trust") at the address on the Form. Your dealer or sales representative will help you fill out the Form. The dealer must also sign the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS, or, in the case of a retirement account, to the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire.

The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC, at 1-800-279-0279 to advise them of the investment amount, class of shares and obtain an account number. A completed Application Form should be mailed to State Street Bank and Trust after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                  State Street Bank and Trust Company
                  Boston, MA  02210
                  Attn.: Mutual Fund Services
                  DAVIS NEW YORK VENTURE FUND; or
                  DAVIS GROWTH & INCOME FUND
                  Shareholder Name,
                  Shareholder Account Number,
                  Federal Routing Number 011000028,
                  DDA Number 9904-606-2

After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to THE DAVIS FUNDS to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a purchase form which State Street Bank and Trust will provide with each confirmation statement. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

CERTIFICATES. The Davis Funds do not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawal Plan. The Davis Funds do not issue certificates for Class Y shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account. If you are eligible and wish to receive certificates, please submit a letter of instruction with your Application Form. Once your account has been established, the shareholder(s) may request that certificates be sent to the address of record by calling our customer service department.

                                SPECIAL SERVICES

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs", and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans, and charges the participant an annual maintenance fee of $10 per social security number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time.

AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing whereby State Street Bank and Trust will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase the Funds' shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived, if pursuant to the automatic investment program the account balance will meet the minimum investment requirements within twelve months of the initial investment. For banking institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 5th and the 28th. After each automatic investment, you will receive a transaction confirmation from State Street Bank and Trust and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Automatic Investment Program.

DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other Davis Funds prior to investment. Shares will be purchased at the chosen Davis Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Dividend Diversification Program.

TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Davis Funds may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

                               EXCHANGE OF SHARES

GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives, call our customer service department for details. However, the Davis Funds are intended as long-term investments and are not intended for short-term trades. Shares of a particular class of a Davis Fund may be exchanged only for shares of the same class of another Davis Fund, some Class A shareholders maybe eligible to purchase Class Y shares and exchange their shares for Class Y shares of the same Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 (and $250 for retirement accounts) unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer, the Distributor, or send State Street Bank and Trust a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." An unconditional request does not specify an exchange date, price or other condition for the execution of the exchange. A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same Fund is not a taxable event.

The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Davis Funds reserve the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations and the same share class. Please see the discussion of procedures with respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

AUTOMATIC EXCHANGE PROGRAM. The Davis Funds also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and the same share class, and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form or a letter of instruction signed by the account owner(s) to establish this program.

                              REDEMPTION OF SHARES

GENERAL. You can redeem, or sell back to any Davis Fund, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

Sometimes State Street Bank and Trust needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate), or if the person making the request is not the registered owner of the shares.

If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

For the protection of all shareholders, the Davis Funds also require that signatures appearing on a letter of instruction, stock power or redemption request where the proceeds would be more than $100,000 mailed to the address of record, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer, or a commercial bank. In some situations where corporations, trusts, or estates are involved, additional documents such as a certified copy of the corporate resolution, may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program or does not reimburse in the case of fraud. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $100,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

Redemption proceeds are normally paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission, or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place a repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

ELECTRONIC WIRE PRIVILEGE. You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. Once your account has been opened and you have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by all registered owners at the time of the wire sale. If you are currently an investor with a non-retirement account and have already established this privilege, you may call our customer service department to execute a wire sale by telephone.

BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

        The check can only be issued for up to $100,000;
        The check can only be issued to the registered owner(s);
        The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

AUTOMATIC WITHDRAWAL PLAN. Under the Automatic Withdrawal Plan, you can instruct State Street Bank and Trust to sell a set dollar or percentage amount each month or each quarter. Your account must have a value of at least $10,000 to start a plan.

When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

Second, you may also choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Funds initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawal Plan at any time without charge or penalty. The Davis Funds reserve the right to terminate or modify the Automatic Withdrawal Plan at any time. Class Y shares are not eligible for the Automatic Withdrawal Plan.

INVOLUNTARY REDEMPTIONS. To relieve the Davis Funds of the cost of maintaining uneconomical accounts, any Davis Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Davis Funds will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of a Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street Bank and Trust or the Distributor a letter of instruction signed by the account owner(s), together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.

SECTION IV: GENERAL INFORMATION
-------------------------------

                         DETERMINING THE PRICE OF SHARES

NET ASSET VALUE. The net asset value per share of each Class of shares is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State Street Bank and Trust is generally the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time, and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Davis Funds do not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Davis Funds or their agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

To the extent that the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Funds' shares are priced will generally not be reflected in the Funds' share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

                           DIVIDENDS AND DISTRIBUTIONS

There are two sources of income, net income and realized capital gains, paid to you by the Funds. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios.

For tax purposes, information concerning distributions will be mailed annually to shareholders. Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

Davis New York Venture Fund usually pays dividends and distributions, if any, once a year. Davis Growth & Income Fund usually pays quarterly dividends and distributes capital gains, if any, once a year. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

                              FEDERAL INCOME TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Davis Funds.

Each of the Davis Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

From time to time, each of the Davis Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

The cumulative total return and the average annual total return (each is defined below) with respect to each class of shares for each Fund for the periods indicated below is as follows:

                                                                                 Cumulative         Average Annual
Davis New York Venture Fund                                                     Total Return(1)     Total Return(2)
---------------------------                                                     ---------------    ----------------
CLASS A SHARES
One year ended July 31, 2000.................................................           7.64%              7.64%
Five years ended July 31, 2000...............................................         149.43%             20.06%
Ten years ended July 31, 2000................................................         448.32%             18.55%
Period from February 17, 1969 through July 31, 2000 (life of class)..........       7,775.56%             14.89%


                                       38

CLASS B SHARES
One year ended July 31, 2000.................................................                              8.06%
8.06%
Five years ended July 31, 2000...............................................         148.38%             19.96%
Period from December 1, 1994 through July 31, 2000 (life of class)...........         231.07%             23.51%

CLASS C SHARES
One year ended July 31, 2000.................................................                             11.07%
11.07%
Five years ended July 31, 2000...............................................         150.89%             20.20%
Period from December 20, 1994 through July 31, 2000 (life of class)..........         225.31%             23.35%

CLASS Y SHARES
One year ended July 31, 2000.................................................                             13.33%
13.33%
Period from October 2, 1996 through July 31, 2000 (life of class)............         114.25%             22.01%


Davis Growth & Income Fund
--------------------------

CLASS A SHARES
One year ended July 31, 2000.................................................          (1.94)%            (1.94)%
Period from May 1, 1998 through July 31, 2000 (life of class)................           8.19%              3.56%

CLASS B SHARES
One year ended July 31, 2000.................................................          (2.12)%            (2.12)%
Period from May 4, 1998 through July 31, 2000 (life of class)................           8.05%              3.50%

CLASS C SHARES
One year ended July 31, 2000.................................................           1.24%              1.24%
Period from May 4, 1998 through July 31, 2000 (life of class)................          11.40%              4.93%

CLASS Y SHARES
One year ended July 31, 2000.................................................           3.17%              3.17%
Period from May 4, 1998 through July 31, 2000 (life of class)................          14.16%              6.08%


(1) "Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

(2) "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the funds' portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1+T)n = ERV

                  Where:      P =  hypothetical initial payment of $1,000.

                              T =  average annual total return.

                              n =  number of years.

                              ERV  =  ending redeemable value at the end of the
                                      period of a hypothetical $1,000 payment
                                      made at the beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

30-DAY SEC YIELD

The 30-Day SEC Yield (defined below) with respect to each class of shares of the Davis Growth & Income Fund for the period ended September 30, 2000 is as follows:

         Class A shares             0.69%
         Class B shares             N/A
         Class C shares             N/A
         Class Y shares             0.86%

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

             30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                    -----
                                      cd

Where:       a  =  dividends and interest earned during the period.

             b  =  expenses accrued for the period.

             c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d  =  the maximum offering price per share on the last day of the period.

Davis Growth & Income Fund's 30-Day SEC Yield will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time each Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-,three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of the 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below the 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" rating (top 10% of the funds in a category), four stars is "above average" (next 25%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating, or its combined 3- and 5-year rating (weighted 60% 40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40% 30% 30% respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

Each Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time each Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on each Davis Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, none of the Davis Funds' returns and share price are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Davis Funds, other than performance rankings of the Davis Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Funds may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Funds may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Funds' performance for any future period.

In advertising and sales literature the Davis Funds may publish various statistics describing its investment portfolio such as the Funds' average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The Funds' Annual Report and Semi-Annual Report contain additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Eastern Standard Time.

                                   APPENDIX A

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated "AAA" has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer which represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality to "D" for the lowest. Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Within the "A" category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B

     TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street Bank and Trust will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street Bank and Trust my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street Bank and Trust are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

                                    FORM N-1A

                        DAVIS NEW YORK VENTURE FUND, INC.

        POST-EFFECTIVE AMENDMENT NO. 61 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-29858

                                       AND

            AMENDMENT NO. 36 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-1701

                                     PART C

                                OTHER INFORMATION
                                -----------------

  Item 23.   Exhibits:

             (a)(1) Articles of Incorporation. Amended and Restated Articles of Incorporation of Davis New York Venture Fund, Inc., incorporated by reference to Exhibit (1) of Registrant's registration statement 2-29858, filed on Edgar April 4, 1996.

             (a)(2) Articles of Amendment of Articles of Incorporation, limiting liability of directors and officers, effective October 20, 1988, incorporated by reference to Exhibit 23(a)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (a)(3) Articles of Amendment, regarding stock classification, net asset value calculation and shareholder voting, dated August 29, 1994, incorporated by reference to Exhibit 23(a)(3) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (a)(4) Articles of Amendment, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., effective October 1, 1995, incorporated by reference to Exhibit 23(a)(4) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (a)(5) Articles Supplementary to Articles of Incorporation, designating the Davis Growth & Income Fund, incorporated by reference to Exhibit 23(a)(3) of Registrant's registration statement 2-29858, filed on Edgar November 30, 1999.

             (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit (2) of Registrant's registration statement 2-29858, filed on Edgar December 1, 1997.

             (c) Instruments Defining Rights of Security Holders. Not applicable.

             (d)(1) Investment Advisory Contracts. Investment Advisory Agreement with Davis Selected Advisers, L.P., dated January 1, 2001, incorporated by reference to
                            Exhibit 23(d)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (d)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc., dated January 1, 2001, incorporated by reference to Exhibit 23(d)(6) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (e)(1) Underwriting Contracts. Distributing Agreement, as amended effective December 1, 1996, incorporated by reference to Exhibit (6) of Registrant's registration statement 2-29858, filed on Edgar October 1, 1996.

             (e)(2) Transfer and Assumption Agreement dated July 31, 1997, incorporated by reference to Exhibit 23(6)(b) of Registrant's registration statement 2-29858, filed on Edgar August 7, 1997.

             (e)(3) Form of Dealer Agreement between principal underwriter and distributing broker-dealers, incorporated by reference to Exhibit 23(e)(3) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (f)            Bonus or Profit Sharing Contracts. Not applicable.

             (g)(1) Custodian Agreements. Custodian Contract, dated September 5, 2000, incorporated by reference to
                            Exhibit 23(g)(1) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (h)(1) Other Material Contracts. Transfer Agency and Service Agreement, dated March 10, 1998, incorporated by reference to Exhibit 23(h)(1) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (h)(2) Amendment to Transfer Agency and Service Agreement, adding the Davis Growth & Income Fund, incorporated by reference to

                            Exhibit 8(d) to Registrant's Post-Effective
                            Amendment filed on Edgar May 1, 1998.

             (i)* Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum LLC).

             (j)*           Other Opinions. Consent of Current Auditors, KPMG
                            LLP.

             (k) Omitted Financial Statements. Incorporated from the Annual Report.

             (l)            Initial Capital Agreements. Not applicable.

             (m)(1) Rule 12b-1 Plan. Distribution Plan for Class A shares, as amended, incorporated by reference to
                            Exhibit 15(a) of Registrant's registration statement 2-29858 filed on Edgar August 7, 1997.

             (m)(2) Distribution Plan for Class B shares, incorporated by reference to Exhibit 15(b) of Registrant's registration statement 2-29858, filed on Edgar April 4, 1996.

             (m)(3) Distribution Plan for Class C shares, incorporated by reference to Exhibit 15(c) of Registrant's registration statement 2-29858, filed on Edgar April 4, 1996.

             (n) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended, incorporated by reference to Exhibit 18(b) of Registrant's registration statement 2-29858, filed on Edgar August 7, 1997.

             (o)            Reserved.

             (p) Code of Ethics. Code of Ethics as amended January 29, 2000, incorporated by reference to Exhibit (p) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (q)(1) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, and Davis Growth & Income Fund, appointing Sheldon Stein and Arthur Don as attorneys-in-fact, filed on Edgar September 29, 1998.

             (q)(2)* Other Exhibits. Power of Attorney of Marsha Williams, Director, of Davis New York Venture Fund, Inc., appointing Sheldon Stein and Arthur Don as attorneys-in-fact, filed herein.

             (q)(3)         Other Exhibits. Powers of Attorney of Christopher C.
                            Davis and Sharra L. Reed as officers of the Registrant, appointing Sheldon Stein and Arthur Don as attorneys-in-fact, dated March 30, 2000, incorporated by reference to Exhibit 23(q)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             (q)(4) Other Exhibits. Agreement Respecting Names, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., dated October 1, 1995, incorporated by reference to Exhibit 23(d)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

             * Filed herein

Item 24.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

          Not applicable

Item 25.  Indemnification
          ---------------

Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Also serves as Chairman and Director of Shelby Cullom Davis Financial Consultants, Inc. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27. Principal Underwriter

   (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

   (b) Management of the Principal Underwriters:



NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
BUSINESS ADDRESS           UNDERWRITER                     WITH REGISTRANT
----------------           -----------                     ---------------

Kenneth C. Eich            President                       Vice President
2949 East Elvira Road,
Suite 101
Tucson, AZ  85706


Gary P. Tyc                Vice President, Treasurer and   None
2949 East Elvira Road,     Assistant Secretary
Suite 101
Tucson, AZ  85706

Thomas D. Tays             Vice President and Secretary    Vice President and
2949 East Elvira Road,                                     Secretary
Suite 101
Tucson, AZ  85706

(c)      Not applicable.

Item 28. Location of Accounts and Records
         --------------------------------

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services
         -------------------

         Not applicable

Item 30. Undertakings
         ------------

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                        DAVIS NEW YORK VENTURE FUND, INC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28th day of November, 2000.

The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.

                                    DAVIS NEW YORK VENTURE FUND, INC.

                                        *By: /s/ Arthur Don
                                             -----------------------------------
                                                 Arthur Don
                                                 Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

      Signature                     Title                       Date
      ---------                     -----                       ----

Christopher C. Davis*       President, Chief               November 28, 2000
------------------------    Executive Officer
Christopher C. Davis

Sharra L. Reed*             Principal Financial
------------------------    Officer and Treasurer          November 28, 2000
Sharra L. Reed


                                        * By: /s/ Arthur Don
                                             ---------------------------------
                                                  Arthur Don
                                                  Attorney-in-Fact

*Arthur Don signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 60 to Registrant's Registration Statement filed on Edgar October 2, 2000.

                                                   /s/ Arthur Don
                                                   ----------------------------
                                                   Arthur Don
                                                   Attorney-in-Fact

                        DAVIS NEW YORK VENTURE FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on September 28, 2000, by the following persons in the capacities indicated.

           Signature                                     Title
           ---------                                     -----

Wesley E. Bass. Jr.*                                   Director
---------------------------
Wesley E. Bass, Jr.


Jeremy H. Biggs*                                       Director
---------------------------
Jeremy H. Biggs


Marc P. Blum*                                          Director
---------------------------
Marc P. Blum


Andrew A. Davis*                                       Director
---------------------------
Andrew A. Davis


Christopher C. Davis*                                  Director
---------------------------
Christopher C. Davis


Jerry D. Geist*                                        Director
---------------------------
Jerry D. Geist


D. James Guzy*                                         Director
---------------------------
D. James Guzy


G. Bernard Hamilton*                                   Director
---------------------------
G. Bernard Hamilton


Laurence W. Levine*                                    Director
---------------------------
Laurence W. Levine


Christian R. Sonne*                                    Director
---------------------------
Christian R. Sonne


Marsha Williams**                                      Director
---------------------------
Marsha Williams

*Arthur Don signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (p) to Registrant's Post-Effective Amendment No. 59 to Registrant's Registration Statement filed on Edgar September 29, 1998.

**Arthur Don signs this document on behalf of Ms. Marsha Williams pursuant to the power of attorney filed as Exhibit (q)(2) to Registrant's current Post-Effective Amendment No. 61 to Registrant's Registration Statement.

                                                 /s/ Arthur Don
                                                 -----------------------------
                                                 Arthur Don
                                                 Attorney-in-Fact

                                  EXHIBIT LIST

        23(i)      Legal Opinion.  Opinion and Consent of Counsel, (D'Ancona &
                   Pflaum LLC).
        23(j)      Other Opinions.  Consent of  Auditors. KPMG, LLP.
        23(q)(2)   Other Exhibits. Power of Attorney of Marsha Williams,
                   Director.